June 26, 2002 04:12PM                                    Merrill Lynch & Company
Settlement: July 11, 2002                                            HyperStruct
Last Payment: None                                 Next Payment: August 12, 2002

       PRICE/YIELD TO MATURITY Table for MLMT_2002_MW1_PRICING_L Class A1
             Current Balance: $67,917,000.00 Current Coupon: 3.889%
                                  ML WB Prelim

--------------------------------------------------------------------------------
                           No default scenario exists
                    Prepay scenario is not a complex prepay.
--------------------------------------------------------------------------------

                               Scenario Assumption

                  -------------      -------------      -------------      -------------      -------------
                      0 CPY              25 CPY             50 CPY             75 CPY            100 CPY
                  -------------      -------------      -------------      -------------      -------------
Price             Yield     Dur      Yield     Dur      Yield     Dur      Yield     Dur      Yield     Dur
-----             -----    ----      -----    ----      -----    ----      -----    ----      -----    ----
 99-00            4.265    2.56      4.265    2.56      4.265    2.56      4.266    2.56      4.269    2.54
 99-04            4.216              4.216              4.216              4.217              4.219
 99-08            4.167              4.167              4.167              4.167              4.170
 99-12            4.118              4.118              4.118              4.118              4.120

 99-16            4.069    2.57      4.069    2.57      4.069    2.57      4.069    2.57      4.071    2.54
 99-20            4.020              4.020              4.020              4.021              4.021
 99-24            3.972              3.972              3.972              3.972              3.972
 99-28            3.923              3.923              3.923              3.923              3.923

100-00            3.875    2.58      3.875    2.58      3.874    2.57      3.874    2.57      3.874    2.55
100-04            3.826              3.826              3.826              3.826              3.825
100-08            3.778              3.778              3.778              3.778              3.776
100-12            3.730              3.729              3.729              3.729              3.727

100-16            3.681    2.58      3.681    2.58      3.681    2.58      3.681    2.58      3.679    2.55
100-20            3.633              3.633              3.633              3.633              3.630
100-24            3.585              3.585              3.585              3.585              3.582
100-28            3.538              3.537              3.537              3.537              3.533

101-00            3.490    2.59      3.489    2.59      3.489    2.59      3.489    2.58      3.485    2.56

WAL               2.800              2.798              2.796              2.794              2.766

1st Prin       08/12/02           08/12/02           08/12/02           08/12/02           08/12/02
Mat.           02/12/07           02/12/07           01/12/07           01/12/07           11/12/06

--------------------------------------------------------------------------------

                                 Treasury Curve

            3mo        6mo        1yr        2yr        3yr        4yr        5yr        7yr       10yr       30yr
Price:    1-213      1-223      -1-00     100-29      -1-00      -1-00     101-21      -1-00    100-30+     99-06+
Yield:   1.7000     1.7390     2.0580     2.6960     3.1103     3.5247     3.9390     4.2414     4.6950     5.3970

                             Curve Date: 06/26/2002
--------------------------------------------------------------------------------
Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.
--------------------------------------------------------------------------------

June 21, 2002 08:49AM                                    Merrill Lynch & Company
Settlement: July 11, 2002                                            HyperStruct
Last Payment: None                                 Next Payment: August 12, 2002

              PRICE/YIELD TO MATURITY Table for MLWB0617A1 Class A1
             Current Balance: $286,748,000.00 Current Coupon: 5.14%
                                  ML WB Prelim

--------------------------------------------------------------------------------
                           No default scenario exists
                    Prepay scenario is not a complex prepay.
--------------------------------------------------------------------------------

                               Scenario Assumption

                ------------      ------------      ------------      ------------      ------------
                    0 CPY            25 CPY            50 CPY            75 CPY            100 CPY
                ------------      ------------      ------------      ------------      ------------
Price           Yield    Dur      Yield    Dur      Yield    Dur      Yield    Dur      Yield    Dur
-----           -----   ----      -----   ----      -----   ----      -----   ----      -----   ----
 99-00          5.374   4.72      5.375   4.72      5.375   4.71      5.375   4.70      5.378   4.63
 99-04          5.348             5.348             5.348             5.348             5.351
 99-08          5.321             5.321             5.321             5.322             5.324
 99-12          5.294             5.295             5.295             5.295             5.296

 99-16          5.268   4.73      5.268   4.73      5.268   4.72      5.268   4.71      5.269   4.64
 99-20          5.241             5.242             5.242             5.242             5.242
 99-24          5.215             5.215             5.215             5.215             5.215
 99-28          5.189             5.189             5.189             5.189             5.188

100-00          5.162   4.74      5.162   4.73      5.162   4.73      5.162   4.72      5.162   4.65
100-04          5.136             5.136             5.136             5.136             5.135
100-08          5.110             5.110             5.109             5.109             5.108
100-12          5.083             5.083             5.083             5.083             5.081

100-16          5.057   4.75      5.057   4.74      5.057   4.73      5.057   4.72      5.055   4.66
100-20          5.031             5.031             5.031             5.030             5.028
100-24          5.005             5.005             5.004             5.004             5.001
100-28          4.979             4.979             4.978             4.978             4.975

101-00          4.953   4.76      4.953   4.75      4.952   4.74      4.952   4.73      4.948   4.66

WAL             5.700             5.691             5.680             5.665             5.568

1st Prin     08/12/02          08/12/02          08/12/02          08/12/02          08/12/02
Mat.         08/12/11          08/12/11          08/12/11          07/12/11         05/12/11

--------------------------------------------------------------------------------

                                 Treasury Curve

                 3mo      6mo       1yr        2yr       3yr       4yr         5yr       7yr        10yr       30yr
Price:         1-21+     1-24     -1-00     100-22     -1-00     -1-00     101-10+     -1-00     100-17+     99-141
Yield:        1.7000   1.7900    2.1550     2.8850    3.2810    3.6770      4.0730    4.3650      4.8030     5.4130

                             Curve Date: 06/14/2002
--------------------------------------------------------------------------------
Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.
--------------------------------------------------------------------------------

June 21, 2002 08:49AM                                    Merrill Lynch & Company
Settlement: July 11, 2002                                            HyperStruct
Last Payment: None                                 Next Payment: August 12, 2002

              PRICE/YIELD TO MATURITY Table for MLWB0617A1 Class A2
             Current Balance: $559,033,000.00 Current Coupon: 5.783%
                                  ML WB Prelim

--------------------------------------------------------------------------------
                           No default scenario exists
                    Prepay scenario is not a complex prepay.
--------------------------------------------------------------------------------

                              Scenario Assumption

               ------------      ------------      ------------      ------------      ------------
                   0 CPY            25 CPY            50 CPY            75 CPY           100 CPY
               ------------      ------------      ------------      ------------      ------------
Price          Yield    Dur      Yield    Dur      Yield    Dur      Yield    Dur      Yield    Dur
-----          -----   ----      -----   ----      -----   ----      -----   ----      -----   ----
 99-16         5.898   7.18      5.898   7.17      5.898   7.15      5.898   7.14      5.899   7.03
 99-20         5.881             5.881             5.881             5.881             5.881
 99-24         5.863             5.863             5.863             5.863             5.864
 99-28         5.846             5.846             5.846             5.846             5.846

100-00         5.829   7.19      5.829   7.18      5.828   7.16      5.828   7.15      5.828   7.04
100-04         5.811             5.811             5.811             5.811             5.810
100-08         5.794             5.794             5.794             5.794             5.793
100-12         5.777             5.776             5.776             5.776             5.775

100-16         5.759   7.19      5.759   7.18      5.759   7.17      5.759   7.16      5.757   7.05
100-20         5.742             5.742             5.742             5.741             5.740
100-24         5.725             5.725             5.724             5.724             5.722
100-28         5.708             5.707             5.707             5.707             5.705

101-00         5.690   7.20      5.690   7.19      5.690   7.18      5.690   7.17      5.687   7.05
101-04         5.673             5.673             5.673             5.672             5.670
101-08         5.656             5.656             5.656             5.655             5.652
101-12         5.639             5.639             5.638             5.638             5.635

101-16         5.622   7.21      5.622   7.20      5.621   7.19      5.621   7.17      5.617   7.06

WAL            9.605             9.588             9.567             9.538             9.342

1st Prin    08/12/11          08/12/11          08/12/11          07/12/11          05/12/11
Mat.        06/12/12          06/12/12          05/12/12          05/12/12          02/12/12

--------------------------------------------------------------------------------

                                 Treasury Curve

               3mo        6mo        1yr        2yr        3yr        4yr        5yr        7yr       10yr       30yr
Price:       1-21+       1-24      -1-00     100-22      -1-00      -1-00    101-10+      -1-00    100-17+      99-141
Yield:      1.7000     1.7900     2.1550     2.8850     3.2810     3.6770     4.0730     4.3650     4.8030     5.4130

                             Curve Date:06/14/2002
--------------------------------------------------------------------------------
Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.
--------------------------------------------------------------------------------

June 21, 2002 08:49AM                                    Merrill Lynch & Company
Settlement: July 11, 2002                                            HyperStruct
Last Payment: None                                 Next Payment: August 12, 2002

              PRICE/YIELD TO MATURITY Table for MLWB0617A1 Class B
             Current Balance: $41,951,000.00 Current Coupon: 5.929%
                                  ML WB Prelim

--------------------------------------------------------------------------------
                           No default scenario exists
                    Prepay scenario is not a complex prepay.
--------------------------------------------------------------------------------

                              Scenario Assumption

               ------------      ------------      ------------      ------------      ------------
                   0 CPY            25 CPY            50 CPY            75 CPY           100 CPY
               ------------      ------------      ------------      ------------      ------------
Price          Yield    Dur      Yield    Dur      Yield    Dur      Yield    Dur      Yield    Dur
-----          -----   ----      -----   ----      -----   ----      -----   ----      -----   ----
 99-16         6.046   7.30      6.046   7.30      6.046   7.30      6.047   7.26      6.047   7.15
 99-20         6.029             6.029             6.029             6.029             6.030
 99-24         6.012             6.012             6.012             6.012             6.012
 99-28         5.995             5.995             5.995             5.995             5.995

100-00         5.978   7.31      5.978   7.31      5.978   7.31      5.978   7.27      5.977   7.16
100-04         5.961             5.961             5.961             5.961             5.960
100-08         5.944             5.944             5.944             5.944             5.943
100-12         5.927             5.927             5.927             5.926             5.925

100-16         5.910   7.32      5.910   7.32      5.910   7.32      5.909   7.28      5.908   7.17
100-20         5.893             5.893             5.893             5.892             5.891
100-24         5.876             5.876             5.876             5.875             5.873
100-28         5.859             5.859             5.859             5.858             5.856

101-00         5.842   7.33      5.842   7.33      5.842   7.33      5.841   7.29      5.839   7.17
101-04         5.825             5.825             5.825             5.824             5.822
101-08         5.809             5.809             5.808             5.807             5.804
101-12         5.792             5.792             5.792             5.791             5.787

101-16         5.775   7.34      5.775   7.34      5.775   7.34      5.774   7.30      5.770   7.18

WAL            9.919             9.919             9.918             9.848             9.643

1st Prin    06/12/12          06/12/12          05/12/12          05/12/12          02/12/12
Mat.        06/12/12          06/12/12          06/12/12          06/12/12          03/12/12

--------------------------------------------------------------------------------

                                 Treasury Curve

               3mo        6mo        1yr        2yr        3yr        4yr        5yr        7yr       10yr       30yr
Price:       1-21+       1-24      -1-00     100-22      -1-00      -1-00     101-10+     -1-00    100-17+     99-141
Yield:      1.7000     1.7900     2.1550     2.8850     3.2810     3.6770      4.0730    4.3650     4.8030     5.4130

                             Curve Date:06/14/2002
--------------------------------------------------------------------------------
Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.
--------------------------------------------------------------------------------

June 21, 2002 08:49AM                                    Merrill Lynch & Company
Settlement: July 11, 2002                                            HyperStruct
Last Payment: None                                 Next Payment: August 12, 2002

              PRICE/YIELD TO MATURITY Table for MLWB0617A1 Class C
             Current Balance: $46,011,000.00 Current Coupon: 6.047%
                                  ML WB Prelim

--------------------------------------------------------------------------------
                           No default scenario exists
                    Prepay scenario is not a complex prepay.
--------------------------------------------------------------------------------


                              Scenario Assumption

               ------------      ------------      ------------      ------------      ------------
                   0 CPY            25 CPY            50 CPY            75 CPY           100 CPY
               ------------      ------------      ------------      ------------      ------------
Price          Yield    Dur      Yield    Dur      Yield    Dur      Yield    Dur      Yield    Dur
-----          -----   ----      -----   ----      -----   ----      -----   ----      -----   ----
 99-16         6.167   7.26      6.167   7.26      6.167   7.26      6.167   7.26      6.168   7.12
 99-20         6.150             6.150             6.150             6.150             6.150
 99-24         6.133             6.133             6.133             6.133             6.133
 99-28         6.115             6.115             6.115             6.115             6.115

100-00         6.098   7.27      6.098   7.27      6.098   7.27      6.098   7.27      6.098   7.13
100-04         6.081             6.081             6.081             6.081             6.080
100-08         6.064             6.064             6.064             6.064             6.063
100-12         6.047             6.047             6.047             6.047             6.045

100-16         6.030   7.28      6.030   7.28      6.030   7.28      6.030   7.28      6.028   7.14
100-20         6.013             6.013             6.013             6.013             6.011
100-24         5.996             5.996             5.996             5.996             5.993
100-28         5.979             5.979             5.979             5.979             5.976

101-00         5.962   7.28      5.962   7.28      5.962   7.28      5.962   7.28      5.959   7.15
101-04         5.945             5.945             5.945             5.945             5.941
101-08         5.928             5.928             5.928             5.928             5.924
101-12         5.911             5.911             5.911             5.911             5.907

101-16         5.894   7.29      5.894   7.29      5.894   7.29      5.894   7.29      5.890   7.16

WAL            9.919             9.919             9.919             9.919             9.669

1st Prin    06/12/12          06/12/12          06/12/12          06/12/12          03/12/12
Mat.        06/12/12          06/12/12          06/12/12          06/12/12          03/12/12

--------------------------------------------------------------------------------

                                 Treasury Curve

               3mo        6mo        1yr        2yr        3yr        4yr        5yr        7yr       10yr       30yr
Price:       1-21+       1-24       -1-00    100-22      -1-00      -1-00     101-10+     -1-00    100-17+     99-141
Yield:      1.7000     1.7900      2.1550    2.8850     3.2810     3.6770      4.0730    4.3650     4.8030     5.4130

                             Curve Date:06/14/2002
--------------------------------------------------------------------------------
Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.
--------------------------------------------------------------------------------

June 21, 2002 08:49AM                                    Merrill Lynch & Company
Settlement: July 11, 2002                                            HyperStruct
Last Payment: None                                 Next Payment: August 12, 2002

              PRICE/YIELD TO MATURITY Table for MLWB0617A1 Class D
             Current Balance: $10,826,000.00 Current Coupon: 6.145%
                                  ML WB Prelim

--------------------------------------------------------------------------------
                           No default scenario exists
                    Prepay scenario is not a complex prepay.
--------------------------------------------------------------------------------

                              Scenario Assumption

               ------------      ------------      ------------      ------------      ------------
                   0 CPY            25 CPY            50 CPY            75 CPY           100 CPY
               ------------      ------------      ------------      ------------      ------------
Price          Yield    Dur      Yield    Dur      Yield    Dur      Yield    Dur      Yield    Dur
-----          -----   ----      -----   ----      -----   ----      -----   ----      -----   ----
 99-16         6.268   7.22      6.268   7.22      6.268   7.22      6.268   7.22      6.268   7.09
 99-20         6.250             6.250             6.250             6.250             6.251
 99-24         6.233             6.233             6.233             6.233             6.233
 99-28         6.216             6.216             6.216             6.216             6.215

100-00         6.198   7.23      6.198   7.23      6.198   7.23      6.198   7.23      6.198   7.10
100-04         6.181             6.181             6.181             6.181             6.180
100-08         6.164             6.164             6.164             6.164             6.163
100-12         6.147             6.147             6.147             6.147             6.145

100-16         6.129   7.24      6.129   7.24      6.129   7.24      6.129   7.24      6.128   7.11
100-20         6.112             6.112             6.112             6.112             6.110
100-24         6.095             6.095             6.095             6.095             6.093
100-28         6.078             6.078             6.078             6.078             6.075

101-00         6.061   7.25      6.061   7.25      6.061   7.25      6.061   7.25      6.058   7.12
101-04         6.044             6.044             6.044             6.044             6.041
101-08         6.027             6.027             6.027             6.027             6.023
101-12         6.010             6.010             6.010             6.010             6.006

101-16         5.993   7.26      5.993   7.26      5.993   7.26      5.993   7.26      5.989   7.13

WAL            9.919             9.919             9.919             9.919             9.669

1st Prin    06/12/12          06/12/12          06/12/12          06/12/12          03/12/12
Mat.        06/12/12          06/12/12          06/12/12          06/12/12          03/12/12

--------------------------------------------------------------------------------

                                 Treasury Curve

               3mo        6mo        1yr        2yr        3yr        4yr        5yr        7yr       10yr       30yr
Price:       1-21+       1-24      -1-00     100-22      -1-00      -1-00    101-10+      -1-00    100-17+     99-141
Yield:      1.7000     1.7900     2.1550     2.8850     3.2810     3.6770     4.0730     4.3650     4.8030     5.4130

                             Curve Date:06/14/2002
--------------------------------------------------------------------------------
Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.
--------------------------------------------------------------------------------

June 21, 2002 08:49AM                                    Merrill Lynch & Company
Settlement: July 11, 2002                                            HyperStruct
Last Payment: None                                 Next Payment: August 12, 2002

              PRICE/YIELD TO MATURITY Table for MLWB0617A1 Class XP
            Current Balance: $993,674,000.00 Current Coupon: 1.76312%
                                  ML WB Prelim

--------------------------------------------------------------------------------
                           No default scenario exists
                    Prepay scenario is not a complex prepay.
--------------------------------------------------------------------------------

                              Scenario Assumption

               ------------      ------------      ------------      ------------      ------------
                   0 CPY            25 CPY            50 CPY            75 CPY           100 CPY
               ------------      ------------      ------------      ------------      ------------
Price          Yield    Dur      Yield    Dur      Yield    Dur      Yield    Dur      Yield    Dur
-----          -----   ----      -----   ----      -----   ----      -----   ----      -----   ----
6-16          10.790   2.60     10.790   2.60     10.790   2.60     10.790   2.60     10.790   2.60
6-20          10.066            10.066            10.066            10.066            10.066
6-24           9.365             9.365             9.365             9.365             9.365
6-28           8.684             8.684             8.684             8.684             8.684

7-00           8.023   2.72      8.023   2.72      8.023   2.72      8.023   2.72      8.023   2.72
7-04           7.382             7.382             7.382             7.382             7.382
7-08           6.758             6.758             6.758             6.758             6.758
7-12           6.151             6.151             6.151             6.151             6.151

7-16           5.561   2.84      5.561   2.84      5.561   2.84      5.561   2.84      5.561   2.84
7-20           4.986             4.986             4.986             4.986             4.986
7-24           4.426             4.426             4.426             4.426             4.426
7-28           3.880             3.880             3.880             3.880             3.880

8-00           3.348   2.95      3.348   2.95      3.348   2.95      3.348   2.95      3.348   2.95
8-04           2.829             2.829             2.829             2.829             2.828
8-08           2.322             2.322             2.322             2.322             2.322
8-12           1.827             1.827             1.827             1.827             1.827

8-16           1.343   3.06      1.343   3.06      1.343   3.06      1.343   3.06      1.343   3.06

WAL            5.760             5.760             5.760             5.760             5.760

1st Prin    07/12/03          07/12/03           07/12/03         07/12/03          07/12/03
Mat.        07/12/09          07/12/09           07/12/09         07/12/09          07/12/09

--------------------------------------------------------------------------------

                                 Treasury Curve

               3mo        6mo        1yr        2yr        3yr        4yr        5yr        7yr       10yr       30yr
Price:       1-21+       1-24      -1-00     100-22      -1-00      -1-00    101-10+      -1-00    100-17+     99-141
Yield:      1.7000     1.7900     2.1550     2.8850     3.2810     3.6770     4.0730     4.3650     4.8030     5.4130

                             Curve Date:06/14/2002
--------------------------------------------------------------------------------
Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.
--------------------------------------------------------------------------------

June 21, 2002 08:49AM                                    Merrill Lynch & Company
Settlement: July 11, 2002                                            HyperStruct
Last Payment: None                                 Next Payment: August 12, 2002

              PRICE/YIELD TO MATURITY Table for MLWB0617A1 Class XC
          Current Balance: $1,082,600,757.38 Current Coupon: 0.190284%
                                  ML WB Prelim

--------------------------------------------------------------------------------
                           No default scenario exists
                    Prepay scenario is not a complex prepay.
--------------------------------------------------------------------------------

                              Scenario Assumption

               ------------      ------------      ------------      ------------      ------------
                   0 CPY            25 CPY            50 CPY            75 CPY           100 CPY
               ------------      ------------      ------------      ------------      ------------
Price          Yield    Dur      Yield    Dur      Yield    Dur      Yield    Dur      Yield    Dur
-----          -----   ----      -----   ----      -----   ----      -----   ----      -----   ----
2-04+         17.346   4.90     17.305   4.90     17.250   4.89     17.167   4.89     16.532   4.85
2-08+         16.203            16.160            16.105            16.021            15.377
2-12+         15.141            15.098            15.042            14.957            14.305
2-16+         14.151            14.108            14.051            13.965            13.305

2-20+         13.224   5.26     13.181   5.26     13.123   5.26     13.037   5.25     12.370   5.21
2-24+         12.354            12.310            12.252            12.164            11.491
2-28+         11.534            11.489            11.431            11.343            10.663
3-00+         10.759            10.714            10.655            10.566             9.880

3-04+         10.025   5.56      9.979   5.55      9.920   5.55      9.830   5.54      9.138   5.50
3-08+          9.327             9.282             9.222             9.131             8.434
3-12+          8.664             8.617             8.557             8.466             7.763
3-16+          8.030             7.984             7.923             7.831             7.124

3-20+          7.425   5.80      7.379   5.79      7.318   5.79      7.225   5.78      6.513   5.74
3-24+          6.846             6.799             6.738             6.645             5.928
3-28+          6.291             6.244             6.182             6.089             5.367
4-00+          5.758             5.711             5.649             5.554             4.829

4-04+          5.246   6.00      5.198   6.00      5.136   5.99      5.041   5.98      4.311   5.94

WAL            8.656             8.644             8.629             8.606             8.434

1st Prin    08/12/02          08/12/02          08/12/02          08/12/02          08/12/02
Mat.        07/12/19          07/12/19          07/12/19          07/12/19          04/12/19

--------------------------------------------------------------------------------

                                 Treasury Curve

               3mo        6mo        1yr        2yr        3yr        4yr        5yr        7yr       10yr       30yr
Price:       1-21+       1-24      -1-00     100-22      -1-00      -1-00    101-10+      -1-00    100-17+     99-141
Yield:      1.7000     1.7900     2.1550     2.8850     3.2810     3.6770     4.0730     4.3650     4.8030     5.4130

                             Curve Date:06/14/2002
--------------------------------------------------------------------------------
Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.
--------------------------------------------------------------------------------

June 24, 2002 01:16PM                                    Merrill Lynch & Company
Settlement: July 11, 2002                                            HyperStruct
Last Payment: None                                 Next Payment: August 12, 2002

         PRICE/YIELD TO MATURITY Table for MLWB0617A1_A1_SPLIT1 Class A4
             Current Balance: $97,857,000.00 Current Coupon: 5.056%
                                  ML WB Prelim

--------------------------------------------------------------------------------
                           No default scenario exists
                    Prepay scenario is not a complex prepay.
--------------------------------------------------------------------------------

                              Scenario Assumption

               ------------      ------------      ------------      ------------      ------------
                   0 CPY            25 CPY            50 CPY            75 CPY           100 CPY
               ------------      ------------      ------------      ------------      ------------
Price          Yield    Dur      Yield    Dur      Yield    Dur      Yield    Dur      Yield    Dur
-----          -----   ----      -----   ----      -----   ----      -----   ----      -----   ----
 99-22         5.146   4.39      5.146   4.38      5.146   4.38      5.146   4.36      5.147   4.28
 99-24         5.131             5.131             5.131             5.131             5.132
 99-26         5.117             5.117             5.117             5.117             5.117
 99-28         5.103             5.103             5.103             5.103             5.103

 99-30         5.089   4.39      5.089   4.39      5.089   4.38      5.089   4.37      5.088   4.28
100-00         5.074             5.074             5.074             5.074             5.073
100-02         5.060             5.060             5.060             5.060             5.059
100-04         5.046             5.046             5.046             5.046             5.044

100-06         5.032   4.40      5.032   4.39      5.032   4.38      5.031   4.37      5.030   4.28
100-08         5.018             5.018             5.017             5.017             5.015
100-10         5.004             5.003             5.003             5.003             5.001
100-12         4.989             4.989             4.989             4.989             4.986

100-14         4.975   4.40      4.975   4.39      4.975   4.38      4.974   4.37      4.972   4.28
100-16         4.961             4.961             4.961             4.960             4.957
100-18         4.947             4.947             4.946             4.946             4.943
100-20         4.933             4.933             4.932             4.932             4.928

100-22         4.919   4.40      4.919   4.39      4.918   4.39      4.918   4.37      4.914   4.28
100-24         4.905             4.904             4.904             4.903             4.899
100-26         4.891             4.890             4.890             4.889             4.885
100-28         4.877             4.876             4.876             4.875             4.870

100-30         4.863   4.40      4.862   4.40      4.862   4.39      4.861   4.38      4.856   4.29
101-00         4.848             4.848             4.848             4.847             4.841
101-02         4.834             4.834             4.834             4.833             4.827
101-04         4.820             4.820             4.819             4.819             4.813

101-06         4.806   4.40      4.806   4.40      4.805   4.39      4.805   4.38      4.798   4.29
101-08         4.792             4.792             4.791             4.791             4.784
101-10         4.778             4.778             4.777             4.776             4.770
101-12         4.764             4.764             4.763             4.762             4.755

WAL            5.100             5.092             5.081             5.066             4.950

1st Prin    02/12/07          02/12/07          01/12/07          01/12/07          11/12/06
Mat.        11/12/08          11/12/08          10/12/08          10/12/08          08/12/08

--------------------------------------------------------------------------------

June 24, 2002 01:20PM                              Merrill Lynch Capital Markets
Settlement: July 11, 2002                                            HyperStruct

                Cashflow Report for MLWB0617A1_A1_SPLIT1 Class A4
                                  ML WB PRELIM

--------------------------------------------------------------------------------
              Scen. Name:pricing, 0 CPR, No default scenario exists
                         No reinvestment scenario exists
                    Prepay scenario is not a complex prepay.
--------------------------------------------------------------------------------

                                                         Net
                                       Notional       Coupon
per           date         Balance      Balance         Rate    Principal      Interest      Cashflow
  0     07/01/2002     97857000.00         0.00
  1     08/12/2002     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
  2     09/12/2002     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
  3     10/12/2002     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
  4     11/12/2002     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
  5     12/12/2002     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
  6     01/12/2003     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
  7     02/12/2003     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
  8     03/12/2003     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
  9     04/12/2003     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 10     05/12/2003     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 11     06/12/2003     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 12     07/12/2003     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 13     08/12/2003     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 14     09/12/2003     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 15     10/12/2003     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 16     11/12/2003     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 17     12/12/2003     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 18     01/12/2004     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 19     02/12/2004     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 20     03/12/2004     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 21     04/12/2004     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 22     05/12/2004     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 23     06/12/2004     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 24     07/12/2004     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 25     08/12/2004     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 26     09/12/2004     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 27     10/12/2004     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 28     11/12/2004     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 29     12/12/2004     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 30     01/12/2005     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 31     02/12/2005     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 32     03/12/2005     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 33     04/12/2005     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 34     05/12/2005     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 35     06/12/2005     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 36     07/12/2005     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 37     08/12/2005     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 38     09/12/2005     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 39     10/12/2005     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 40     11/12/2005     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 41     12/12/2005     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 42     01/12/2006     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 43     02/12/2006     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 44     03/12/2006     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 45     04/12/2006     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 46     05/12/2006     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 47     06/12/2006     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 48     07/12/2006     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 49     08/12/2006     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 50     09/12/2006     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 51     10/12/2006     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 52     11/12/2006     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 53     12/12/2006     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 54     01/12/2007     97857000.00         0.00     5.056000         0.00     412304.16     412304.16
 55     02/12/2007     93833347.65         0.00     5.056000   4023652.35     412304.16    4435956.51
 56     03/12/2007     92123658.45         0.00     5.056000   1709689.20     395351.17    2105040.37
 57     04/12/2007     91018074.11         0.00     5.056000   1105584.34     388147.68    1493732.02
 58     05/12/2007     79304300.41         0.00     5.056000  11713773.70     383489.49   12097263.19
 59     06/12/2007     78192324.23         0.00     5.056000   1111976.18     334135.45    1446111.63
 60     07/12/2007     31923824.21         0.00     5.056000  46268500.02     329450.33   46597950.34
 61     08/12/2007     17529892.99         0.00     5.056000  14393931.22     134505.71   14528436.94
 62     09/12/2007     16454961.13         0.00     5.056000   1074931.86      73859.28    1148791.14
 63     10/12/2007     15183616.54         0.00     5.056000   1271344.59      69330.24    1340674.83
 64     11/12/2007     14093844.32         0.00     5.056000   1089772.22      63973.64    1153745.85
 65     12/12/2007     12808047.07         0.00     5.056000   1285797.25      59382.06    1345179.32
 66     01/12/2008     11703248.83         0.00     5.056000   1104798.24      53964.57    1158762.81
 67     02/12/2008     10591460.92         0.00     5.056000   1111787.91      49309.69    1161097.60
 68     03/12/2008      9095807.17         0.00     5.056000   1495653.74      44625.36    1540279.10
 69     04/12/2008      7967528.85         0.00     5.056000   1128278.32      38323.67    1166601.99
 70     05/12/2008      6644231.43         0.00     5.056000   1323297.42      33569.85    1356867.27
 71     06/12/2008      5500445.33         0.00     5.056000   1143786.10      27994.36    1171780.46
 72     07/12/2008      4162045.26         0.00     5.056000   1338400.07      23175.21    1361575.28
 73     08/12/2008      3002557.35         0.00     5.056000   1159487.91      17536.08    1177024.00
 74     09/12/2008      1835733.11         0.00     5.056000   1166824.24      12650.77    1179475.02
 75     10/12/2008       474896.72         0.00     5.056000   1360836.39       7734.56    1368570.94
 76     11/12/2008            0.00         0.00     5.056000    474896.72       2000.90     476897.62

                           Principal    Principal                  Interest     Interest
                               Short    Shortfall    Principal        Short    Shortfall
per           date              Fall        Delta    Writedown          Fall       Delta
  0     07/01/2002              0.00         0.00         0.00         0.00         0.00
  1     08/12/2002              0.00         0.00         0.00         0.00         0.00
  2     09/12/2002              0.00         0.00         0.00         0.00         0.00
  3     10/12/2002              0.00         0.00         0.00         0.00         0.00
  4     11/12/2002              0.00         0.00         0.00         0.00         0.00
  5     12/12/2002              0.00         0.00         0.00         0.00         0.00
  6     01/12/2003              0.00         0.00         0.00         0.00         0.00
  7     02/12/2003              0.00         0.00         0.00         0.00         0.00
  8     03/12/2003              0.00         0.00         0.00         0.00         0.00
  9     04/12/2003              0.00         0.00         0.00         0.00         0.00
 10     05/12/2003              0.00         0.00         0.00         0.00         0.00
 11     06/12/2003              0.00         0.00         0.00         0.00         0.00
 12     07/12/2003              0.00         0.00         0.00         0.00         0.00
 13     08/12/2003              0.00         0.00         0.00         0.00         0.00
 14     09/12/2003              0.00         0.00         0.00         0.00         0.00
 15     10/12/2003              0.00         0.00         0.00         0.00         0.00
 16     11/12/2003              0.00         0.00         0.00         0.00         0.00
 17     12/12/2003              0.00         0.00         0.00         0.00         0.00
 18     01/12/2004              0.00         0.00         0.00         0.00         0.00
 19     02/12/2004              0.00         0.00         0.00         0.00         0.00
 20     03/12/2004              0.00         0.00         0.00         0.00         0.00
 21     04/12/2004              0.00         0.00         0.00         0.00         0.00
 22     05/12/2004              0.00         0.00         0.00         0.00         0.00
 23     06/12/2004              0.00         0.00         0.00         0.00         0.00
 24     07/12/2004              0.00         0.00         0.00         0.00         0.00
 25     08/12/2004              0.00         0.00         0.00         0.00         0.00
 26     09/12/2004              0.00         0.00         0.00         0.00         0.00
 27     10/12/2004              0.00         0.00         0.00         0.00         0.00
 28     11/12/2004              0.00         0.00         0.00         0.00         0.00
 29     12/12/2004              0.00         0.00         0.00         0.00         0.00
 30     01/12/2005              0.00         0.00         0.00         0.00         0.00
 31     02/12/2005              0.00         0.00         0.00         0.00         0.00
 32     03/12/2005              0.00         0.00         0.00         0.00         0.00
 33     04/12/2005              0.00         0.00         0.00         0.00         0.00
 34     05/12/2005              0.00         0.00         0.00         0.00         0.00
 35     06/12/2005              0.00         0.00         0.00         0.00         0.00
 36     07/12/2005              0.00         0.00         0.00         0.00         0.00
 37     08/12/2005              0.00         0.00         0.00         0.00         0.00
 38     09/12/2005              0.00         0.00         0.00         0.00         0.00
 39     10/12/2005              0.00         0.00         0.00         0.00         0.00
 40     11/12/2005              0.00         0.00         0.00         0.00         0.00
 41     12/12/2005              0.00         0.00         0.00         0.00         0.00
 42     01/12/2006              0.00         0.00         0.00         0.00         0.00
 43     02/12/2006              0.00         0.00         0.00         0.00         0.00
 44     03/12/2006              0.00         0.00         0.00         0.00         0.00
 45     04/12/2006              0.00         0.00         0.00         0.00         0.00
 46     05/12/2006              0.00         0.00         0.00         0.00         0.00
 47     06/12/2006              0.00         0.00         0.00         0.00         0.00
 48     07/12/2006              0.00         0.00         0.00         0.00         0.00
 49     08/12/2006              0.00         0.00         0.00         0.00         0.00
 50     09/12/2006              0.00         0.00         0.00         0.00         0.00
 51     10/12/2006              0.00         0.00         0.00         0.00         0.00
 52     11/12/2006              0.00         0.00         0.00         0.00         0.00
 53     12/12/2006              0.00         0.00         0.00         0.00         0.00
 54     01/12/2007              0.00         0.00         0.00         0.00         0.00
 55     02/12/2007              0.00         0.00        -0.00         0.00         0.00
 56     03/12/2007              0.00         0.00        -0.00         0.00         0.00
 57     04/12/2007              0.00         0.00         0.00         0.00         0.00
 58     05/12/2007              0.00         0.00         0.00         0.00         0.00
 59     06/12/2007              0.00         0.00        -0.00         0.00         0.00
 60     07/12/2007              0.00         0.00         0.00         0.00         0.00
 61     08/12/2007              0.00         0.00         0.00         0.00         0.00
 62     09/12/2007              0.00         0.00         0.00         0.00         0.00
 63     10/12/2007              0.00         0.00         0.00         0.00         0.00
 64     11/12/2007              0.00         0.00        -0.00         0.00         0.00
 65     12/12/2007              0.00         0.00         0.00         0.00         0.00
 66     01/12/2008              0.00         0.00        -0.00         0.00         0.00
 67     02/12/2008              0.00         0.00         0.00         0.00         0.00
 68     03/12/2008              0.00         0.00         0.00         0.00         0.00
 69     04/12/2008              0.00         0.00         0.00         0.00         0.00
 70     05/12/2008              0.00         0.00        -0.00         0.00         0.00
 71     06/12/2008              0.00         0.00        -0.00         0.00         0.00
 72     07/12/2008              0.00         0.00         0.00         0.00         0.00
 73     08/12/2008              0.00         0.00         0.00         0.00         0.00
 74     09/12/2008              0.00         0.00         0.00         0.00         0.00
 75     10/12/2008              0.00         0.00         0.00         0.00         0.00
 76     11/12/2008              0.00         0.00         0.00         0.00         0.00

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - PRICE/YIELD - CLASS XP

--------------------------------------------------------------------------------
Balance             $993,674,000.00      Delay                              11
Coupon                    1.8912367      Dated                        7/1/2002
Settle                     07/11/02      First Payment               8/12/2002
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          PRICE                    100 CPY, 0 CDR            100 CPY, 2 CDR           100 CPY, 4 CDR           100 CPY, 6 CDR
                                        Yield                    Yield                    Yield                    Yield
------------------------------------------------------------------------------------------------------------------------------------
         7.167054                     10.1674                  10.1674                  10.1674                  10.1674
         7.267054                      9.6480                   9.6480                   9.6480                   9.6480
         7.367054                      9.1402                   9.1402                   9.1402                   9.1402
         7.467054                      8.6435                   8.6435                   8.6435                   8.6435
         7.567054                      8.1575                   8.1575                   8.1575                   8.1575
         7.667054                      7.6818                   7.6818                   7.6818                   7.6818
         7.767054                      7.2161                   7.2161                   7.2161                   7.2161
         7.867054                      6.7599                   6.7599                   6.7599                   6.7599
         7.967054                      6.3130                   6.3130                   6.3130                   6.3130
         8.067054                      5.8750                   5.8750                   5.8750                   5.8750
         8.167054                      5.4457                   5.4457                   5.4457                   5.4457
         8.267054                      5.0246                   5.0246                   5.0246                   5.0246
         8.367054                      4.6116                   4.6116                   4.6116                   4.6116
         8.467054                      4.2063                   4.2063                   4.2063                   4.2063
         8.567054                      3.8086                   3.8086                   3.8086                   3.8086
         8.667054                      3.4181                   3.4181                   3.4181                   3.4181
         8.767054                      3.0347                   3.0347                   3.0347                   3.0347
         8.867054                      2.6581                   2.6581                   2.6581                   2.6581
         8.967054                      2.2881                   2.2881                   2.2881                   2.2881
         9.067054                      1.9246                   1.9246                   1.9246                   1.9246
         9.167054                      1.5672                   1.5672                   1.5672                   1.5672
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         Spread @ Center Price           135                      135                      135                      135
------------------------------------------------------------------------------------------------------------------------------------
                           WAL          5.760                    5.760                    5.760                    5.760
                      Mod Durn          2.861                    2.861                    2.861                    2.861
                 Mod Convexity          0.132                    0.132                    0.132                    0.132
            Benchmark Maturity           5.76                     5.76                     5.76                     5.76
Total Collat Group Liquidation           0.00(0.00%)    154,298,401.49(14.25%)   287,521,833.51(26.56%)   402,300,287.16(37.16%)
             Total Collat Loss           0.00(0.00%)     54,801,824.30 (5.06%)   102,097,168.82 (9.43%)   142,824,977.96(13.19%)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           2YR               2.777                     2.777                    2.777                    2.777
                           5YR               3.982                     3.982                    3.982                    3.982
                          10YR               4.730                     4.730                    4.730                    4.730
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        Prepay             100 CPY                   100 CPY                  100 CPY                  100 CPY
                       Default                                         2 CDR                    4 CDR                    6 CDR
                 Loss Severity                 35%                       35%                      35%                      35%
             Servicer Advances                100%                      100%                     100%                     100%
               Liquidation Lag                  12                        12                       12                       12
           Optional Redemption            Call (Y)                  Call (Y)                 Call (Y)                 Call (Y)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
          PRICE                         100 CPY, 7 CDR          100 CPY, 8 CDR            100 CPY, 9 CDR          100 CPY, 10 CDR
                                             Yield                   Yield                    Yield                    Yield
------------------------------------------------------------------------------------------------------------------------------------
         7.167054                         10.0665                  9.7558                    9.2827                  8.7199
         7.267054                          9.5467                  9.2347                    8.7604                  8.1964
         7.367054                          9.0384                  8.7253                    8.2497                  7.6847
         7.467054                          8.5413                  8.2271                    7.7503                  7.1842
         7.567054                          8.0549                  7.7396                    7.2616                  6.6945
         7.667054                          7.5788                  7.2625                    6.7834                  6.2153
         7.767054                          7.1127                  6.7953                    6.3152                  5.7461
         7.867054                          6.6562                  6.3378                    5.8566                  5.2865
         7.967054                          6.2089                  5.8896                    5.4073                  4.8363
         8.067054                          5.7706                  5.4503                    4.9670                  4.3951
         8.167054                          5.3408                  5.0196                    4.5353                  3.9627
         8.267054                          4.9194                  4.5973                    4.1121                  3.5386
         8.367054                          4.5061                  4.1830                    3.6969                  3.1226
         8.467054                          4.1005                  3.7766                    3.2895                  2.7145
         8.567054                          3.7024                  3.3777                    2.8898                  2.3140
         8.667054                          3.3116                  2.9861                    2.4973                  1.9208
         8.767054                          2.9279                  2.6016                    2.1120                  1.5347
         8.867054                          2.5510                  2.2239                    1.7335                  1.1556
         8.967054                          2.1808                  1.8528                    1.3617                  0.7831
         9.067054                          1.8169                  1.4882                    0.9963                  0.4171
         9.167054                          1.4593                  1.1299                    0.6372                  0.0573
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         Spread @ Center Price                125                     94                        47                       -9
------------------------------------------------------------------------------------------------------------------------------------
                           WAL              5.730                   5.660                     5.560                   5.460
                      Mod Durn              2.859                   2.853                     2.847                   2.841
                 Mod Convexity              0.131                   0.131                     0.130                   0.130
            Benchmark Maturity               5.73                    5.66                      5.56                    5.46
Total Collat Group Liquidation     453,514,266.24(41.89%)  500,973,072.50(46.27%)    544,928,228.33(50.34%)  585,616,417.81(54.09%)
             Total Collat Loss     160,990,731.60(14.87%)  177,820,086.13(16.43%)    193,402,761.03(17.86%)  207,823,168.37(19.20%)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           2YR                    2.777                   2.777                     2.777                   2.777
                           5YR                    3.982                   3.982                     3.982                   3.982
                          10YR                    4.730                    4.73                     4.730                    4.73
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        Prepay                  100 CPY                 100 CPY                   100 CPY                 100 CPY
                       Default                    7 CDR                   8 CDR                     9 CDR                  10 CDR
                 Loss Severity                      35%                     35%                       35%                     35%
             Servicer Advances                     100%                    100%                      100%                    100%
               Liquidation Lag                       12                      12                        12                      12
           Optional Redemption                 Call (Y)                Call (Y)                  Call (Y)                Call (Y)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - PRICE/YIELD - CLASS XC

--------------------------------------------------------------------------------
Balance            $1,082,600,757.39      Delay                          11
Coupon                     0.1937243      Dated                    7/1/2002
Settle                      07/11/02      First Payment           8/12/2002
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
          PRICE                       0 CPY, 0 CDR              100 CPY, 0 CDR                100 CPY, 2 CDR
                                         Yield                      Yield                         Yield
-------------------------------------------------------------------------------------------------------------------------
         3.181765                      10.2780                     9.3874                        5.5233
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
         Spread @ Center Price             571                        485                           107
-------------------------------------------------------------------------------------------------------------------------
                           WAL           8.650                      8.430                         7.830
                      Mod Durn           5.589                      5.533                         5.876
                 Mod Convexity           0.404                      0.395                         0.440
            Benchmark Maturity            8.65                       8.43                          7.83
Total Collat Group Liquidation            0.00(0.00%)                0.00(0.00%)         158,932,829.81(14.68%)
             Total Collat Loss            0.00(0.00%)                0.00(0.00%)          69,096,176.90 (6.38%)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                           2YR                2.845                      2.845                          2.845
                           5YR                4.037                      4.037                          4.037
                          10YR                4.768                      4.768                          4.768
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                        Prepay                0 CPY                    100 CPY                        100 CPY
                       Default                                                                          2 CDR
                 Loss Severity                                                                            43%
             Servicer Advances                                                                           100%
               Liquidation Lag                                                                              9
           Optional Redemption             Call (Y)                   Call (Y)                       Call (Y)
-------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
          PRICE                       100 CPY, 0.71 FOR 12 THEN 0.53 CDR         100 CPY, 1.5 FOR 12 THEN 1.13 CDR
                                                    Yield                                      Yield
------------------------------------------------------------------------------------------------------------------------
         3.181765                                  8.2953                                     7.0441
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
         Spread @ Center Price                        378                                        256
------------------------------------------------------------------------------------------------------------------------
                           WAL                      8.250                                      8.060
                      Mod Durn                      5.629                                      5.746
                 Mod Convexity                      0.408                                      0.423
            Benchmark Maturity                       8.25                                       8.06
Total Collat Group Liquidation              46,326,885.50(4.28%)                       96,384,862.83(8.90%)
             Total Collat Loss              20,139,942.47(1.86%)                       41,899,950.75(3.87%)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                           2YR                           2.845                                      2.845
                           5YR                           4.037                                      4.037
                          10YR                           4.768                                      4.768
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                        Prepay                         100 CPY                                    100 CPY
                       Default       0.71 for 12 then 0.53 CDR                   1.5 for 12 then 1.13 CDR
                 Loss Severity                             43%                                        43%
             Servicer Advances                            100%                                       100%
               Liquidation Lag                               9                                          9
           Optional Redemption                        Call (Y)                                   Call (Y)
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - PRICE/YIELD - CLASS XC

--------------------------------------------------------------------------------
Balance           $1,082,600,757.39      Delay                           11
Coupon                     0.241608      Dated                     7/1/2002
Settle                     07/11/02      First Payment            8/12/2002
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
          PRICE                       0 CPY, 0 CDR              100 CPY, 0 CDR                100 CPY, 2 CDR
                                         Yield                      Yield                         Yield
-----------------------------------------------------------------------------------------------------------------------
         3.49067                         9.8548                     8.9569                        4.9688
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
         Spread @ Center Price              536                        450                            60
-----------------------------------------------------------------------------------------------------------------------
                           WAL            8.647                      8.425                         7.829
                      Mod Durn            5.453                      5.398                         5.791
                 Mod Convexity            0.393                      0.385                         0.435
            Benchmark Maturity             8.65                       8.43                          7.83
Total Collat Group Liquidation             0.00(0.00%)                0.00(0.00%)         158,932,829.81(14.68%)
             Total Collat Loss             0.00(0.00%)                0.00(0.00%)          69,096,176.90 (6.38%)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                           2YR                 2.696                      2.696                          2.696
                           5YR                 3.939                      3.939                          3.939
                          10YR                 4.695                      4.695                          4.695
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                        Prepay                 0 CPY                    100 CPY                        100 CPY
                       Default                                                                           2 CDR
                 Loss Severity                                                                             43%
             Servicer Advances                                                                            100%
               Liquidation Lag                                                                               9
           Optional Redemption              Call (Y)                   Call (Y)                       Call (Y)
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          PRICE                     100 CPY, 0.71 FOR 12 THEN 0.53 CDR         100 CPY, 1.5 FOR 12 THEN 1.13 CDR
                                                  Yield                                      Yield
----------------------------------------------------------------------------------------------------------------------
         3.49067                                  7.7994                                     6.5057
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
         Spread @ Center Price                       337                                        210
----------------------------------------------------------------------------------------------------------------------
                           WAL                     8.249                                      8.056
                      Mod Durn                     5.513                                      5.647
                 Mod Convexity                     0.399                                      0.416
            Benchmark Maturity                      8.25                                       8.06
Total Collat Group Liquidation             46,326,885.50(4.28%)                       96,384,862.83(8.90%)
             Total Collat Loss             20,139,942.47(1.86%)                       41,899,950.75(3.87%)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                           2YR                          2.696                                      2.696
                           5YR                          3.939                                      3.939
                          10YR                          4.695                                      4.695
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                        Prepay                        100 CPY                                    100 CPY
                       Default      0.71 for 12 then 0.53 CDR                   1.5 for 12 then 1.13 CDR
                 Loss Severity                            43%                                        43%
             Servicer Advances                           100%                                       100%
               Liquidation Lag                              9                                          9
           Optional Redemption                       Call (Y)                                   Call (Y)
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - PRICE/YIELD - CLASS XC

--------------------------------------------------------------------------------
Balance         $1,082,600,757.39    Delay                         11
Coupon                  0.2394168    Dated                   7/1/2002
Settle                   07/11/02    First Payment          8/12/2002
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           PRICE                   100 CPY, 0 CDR        100 CPY, 0 FOR 24 THEN 2 CDR        100 CPY, 0 FOR 24 THEN 3 CDR
                                        Yield
------------------------------------------------------------------------------------------------------------------------------------
         3.589265                      8.8954                       7.0692                              6.1482
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         SPREAD @ CENTER PRICE            450                          272                                 183
------------------------------------------------------------------------------------------------------------------------------------
                           WAL          8.430                        8.110                               7.950
                      Mod Durn          5.440                        5.496                               5.526
                 Mod Convexity          0.389                        0.398                               0.403
            Benchmark Maturity           8.43                         8.11                                7.95
Total Collat Group Liquidation           0.00(0.00%)        116,882,529.74(10.80%)              170,711,533.45(15.77%)
             Total Collat Loss           0.00(0.00%)         41,577,928.27 (3.84%)               60,721,533.08 (5.61%)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           2YR               2.618                         2.618                               2.618
                           5YR               3.857                         3.857                               3.857
                          10YR               4.643                         4.643                               4.643
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        Prepay             100 CPY                         0 CPY                               0 CPY
                       Default               0 CDR                         2 CDR                               3 CDR
                 Loss Severity                                               35%                                 35%
             Servicer Advances                                              100%                                100%
               Liquidation Lag                                                12                                  12
           Optional Redemption            Call (Y)                      Call (Y)                            Call (Y)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - PRICE/YIELD - CLASS XC

--------------------------------------------------------------------------------
Balance         $1,082,600,757.39      Delay                         11
Coupon                  0.2394168      Dated                   7/1/2002
Settle                   07/11/02      First Payment          8/12/2002
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
           PRICE                     100 CPY, 0 CDR            100 CPY, 2 CDR                 100 CPY, 3 CDR
                                         Yield
-----------------------------------------------------------------------------------------------------------------------
         3.607053                       8.7954                    5.0762                         3.1860
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
         Spread @ Center Price             440                        77                           -108
-----------------------------------------------------------------------------------------------------------------------
                           WAL           8.430                     7.860                          7.600
                      Mod Durn           5.448                     5.790                          5.984
                 Mod Convexity           0.390                     0.434                          0.461
            Benchmark Maturity            8.43                      7.86                           7.60
Total Collat Group Liquidation            0.00(0.00%)     154,298,401.49(14.25%)         223,372,962.37(20.63%)
             Total Collat Loss            0.00(0.00%)      54,801,824.30 (5.06%)          79,326,560.08 (7.33%)

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                           2YR                2.618                      2.618                          2.618
                           5YR                3.857                      3.857                          3.857
                          10YR                4.643                      4.643                          4.643
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                        Prepay              100 CPY                      0 CPY                          0 CPY
                       Default                0 CDR                      2 CDR                          3 CDR
                 Loss Severity                                             35%                            35%
             Servicer Advances                                            100%                           100%
               Liquidation Lag                                              12                             12
           Optional Redemption             Call (Y)                   Call (Y)                       Call (Y)
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - CASH FLOW - CLASS A2

----------------------------------------------------------------
Balance        $97,857,000.00   Delay                      11
Coupon                  5.136   Dated                7/1/2002
Settle               07/11/02   First Payment       8/12/2002
----------------------------------------------------------------

-------------------------------------------------------------------------------------------------
      Period               Date        Principal       Interest        Cash Flow          Balance
       Total                       97,857,000.00  25,618,277.46   123,475,277.46
           0          11-Jul-02                0              0                0    97,857,000.00
           1          12-Aug-02                0     418,827.96       418,827.96    97,857,000.00
           2          12-Sep-02                0     418,827.96       418,827.96    97,857,000.00
           3          12-Oct-02                0     418,827.96       418,827.96    97,857,000.00
           4          12-Nov-02                0     418,827.96       418,827.96    97,857,000.00
           5          12-Dec-02                0     418,827.96       418,827.96    97,857,000.00
           6          12-Jan-03                0     418,827.96       418,827.96    97,857,000.00
           7          12-Feb-03                0     418,827.96       418,827.96    97,857,000.00
           8          12-Mar-03                0     418,827.96       418,827.96    97,857,000.00
           9          12-Apr-03                0     418,827.96       418,827.96    97,857,000.00
          10          12-May-03                0     418,827.96       418,827.96    97,857,000.00
          11          12-Jun-03                0     418,827.96       418,827.96    97,857,000.00
          12          12-Jul-03                0     418,827.96       418,827.96    97,857,000.00
          13          12-Aug-03                0     418,827.96       418,827.96    97,857,000.00
          14          12-Sep-03                0     418,827.96       418,827.96    97,857,000.00
          15          12-Oct-03                0     418,827.96       418,827.96    97,857,000.00
          16          12-Nov-03                0     418,827.96       418,827.96    97,857,000.00
          17          12-Dec-03                0     418,827.96       418,827.96    97,857,000.00
          18          12-Jan-04                0     418,827.96       418,827.96    97,857,000.00
          19          12-Feb-04                0     418,827.96       418,827.96    97,857,000.00
          20          12-Mar-04                0     418,827.96       418,827.96    97,857,000.00
          21          12-Apr-04                0     418,827.96       418,827.96    97,857,000.00
          22          12-May-04                0     418,827.96       418,827.96    97,857,000.00
          23          12-Jun-04                0     418,827.96       418,827.96    97,857,000.00
          24          12-Jul-04                0     418,827.96       418,827.96    97,857,000.00
          25          12-Aug-04                0     418,827.96       418,827.96    97,857,000.00
          26          12-Sep-04                0     418,827.96       418,827.96    97,857,000.00
          27          12-Oct-04                0     418,827.96       418,827.96    97,857,000.00
          28          12-Nov-04                0     418,827.96       418,827.96    97,857,000.00
          29          12-Dec-04                0     418,827.96       418,827.96    97,857,000.00
          30          12-Jan-05                0     418,827.96       418,827.96    97,857,000.00
          31          12-Feb-05                0     418,827.96       418,827.96    97,857,000.00
          32          12-Mar-05                0     418,827.96       418,827.96    97,857,000.00
          33          12-Apr-05                0     418,827.96       418,827.96    97,857,000.00
          34          12-May-05                0     418,827.96       418,827.96    97,857,000.00
          35          12-Jun-05                0     418,827.96       418,827.96    97,857,000.00
          36          12-Jul-05                0     418,827.96       418,827.96    97,857,000.00
          37          12-Aug-05                0     418,827.96       418,827.96    97,857,000.00
          38          12-Sep-05                0     418,827.96       418,827.96    97,857,000.00
          39          12-Oct-05                0     418,827.96       418,827.96    97,857,000.00
          40          12-Nov-05                0     418,827.96       418,827.96    97,857,000.00
          41          12-Dec-05                0     418,827.96       418,827.96    97,857,000.00
          42          12-Jan-06                0     418,827.96       418,827.96    97,857,000.00
          43          12-Feb-06                0     418,827.96       418,827.96    97,857,000.00
          44          12-Mar-06                0     418,827.96       418,827.96    97,857,000.00
          45          12-Apr-06                0     418,827.96       418,827.96    97,857,000.00
          46          12-May-06                0     418,827.96       418,827.96    97,857,000.00
          47          12-Jun-06                0     418,827.96       418,827.96    97,857,000.00
          48          12-Jul-06                0     418,827.96       418,827.96    97,857,000.00
          49          12-Aug-06                0     418,827.96       418,827.96    97,857,000.00
          50          12-Sep-06                0     418,827.96       418,827.96    97,857,000.00
          51          12-Oct-06                0     418,827.96       418,827.96    97,857,000.00
          52          12-Nov-06                0     418,827.96       418,827.96    97,857,000.00
          53          12-Dec-06                0     418,827.96       418,827.96    97,857,000.00
          54          12-Jan-07                0     418,827.96       418,827.96    97,857,000.00
          55          12-Feb-07     4,023,652.34     418,827.96     4,442,480.30    93,833,347.66
          56          12-Mar-07     1,709,689.20     401,606.73     2,111,295.93    92,123,658.45
          57          12-Apr-07     1,105,584.34     394,289.26     1,499,873.60    91,018,074.11
          58          12-May-07    11,713,773.70     389,557.36    12,103,331.06    79,304,300.41
          59          12-Jun-07     1,111,976.18     339,422.41     1,451,398.58    78,192,324.23
          60          12-Jul-07    46,268,500.02     334,663.15    46,603,163.16    31,923,824.22
          61          12-Aug-07    14,393,931.22     136,633.97    14,530,565.19    17,529,892.99
          62          12-Sep-07     1,074,931.86      75,027.94     1,149,959.80    16,454,961.13
          63          12-Oct-07     1,271,344.59      70,427.23     1,341,771.82    15,183,616.54
          64          12-Nov-07     1,089,772.22      64,985.88     1,154,758.09    14,093,844.33
          65          12-Dec-07     1,285,797.25      60,321.65     1,346,118.91    12,808,047.07
          66          12-Jan-08     1,104,798.24      54,818.44     1,159,616.68    11,703,248.83
          67          12-Feb-08     1,111,787.91      50,089.91     1,161,877.82    10,591,460.92
          68          12-Mar-08     1,495,653.74      45,331.45     1,540,985.19     9,095,807.18
          69          12-Apr-08     1,128,278.32      38,930.05     1,167,208.38     7,967,528.86
          70          12-May-08     1,323,297.42      34,101.02     1,357,398.44     6,644,231.44
          71          12-Jun-08     1,143,786.10      28,437.31     1,172,223.41     5,500,445.34
          72          12-Jul-08     1,338,400.07      23,541.91     1,361,941.98     4,162,045.26
          73          12-Aug-08     1,159,487.91      17,813.55     1,177,301.47     3,002,557.35
          74          12-Sep-08     1,166,824.24      12,850.95     1,179,675.19     1,835,733.11
          75          12-Oct-08     1,360,836.39       7,856.94     1,368,693.33       474,896.72
          76          12-Nov-08       474,896.72       2,032.56       476,929.28             0.00

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - PRICE/YIELD - CLASS A3

-----------------------------------------------------------------
Balance        $120,974,000.00   Delay                      11
Coupon                   5.607   Dated                7/1/2002
Settle                07/11/02   First Payment       8/12/2002
-----------------------------------------------------------------

--------------------------------------------------------------------------------------------------
       Period               Date        Principal       Interest        Cash Flow          Balance
        Total                      120,974,000.00  52,979,996.84   173,953,996.84
            0          11-Jul-02                0              0                0   120,974,000.00
            1          12-Aug-02                0     565,251.02       565,251.02   120,974,000.00
            2          12-Sep-02                0     565,251.02       565,251.02   120,974,000.00
            3          12-Oct-02                0     565,251.02       565,251.02   120,974,000.00
            4          12-Nov-02                0     565,251.02       565,251.02   120,974,000.00
            5          12-Dec-02                0     565,251.02       565,251.02   120,974,000.00
            6          12-Jan-03                0     565,251.02       565,251.02   120,974,000.00
            7          12-Feb-03                0     565,251.02       565,251.02   120,974,000.00
            8          12-Mar-03                0     565,251.02       565,251.02   120,974,000.00
            9          12-Apr-03                0     565,251.02       565,251.02   120,974,000.00
           10          12-May-03                0     565,251.02       565,251.02   120,974,000.00
           11          12-Jun-03                0     565,251.02       565,251.02   120,974,000.00
           12          12-Jul-03                0     565,251.02       565,251.02   120,974,000.00
           13          12-Aug-03                0     565,251.02       565,251.02   120,974,000.00
           14          12-Sep-03                0     565,251.02       565,251.02   120,974,000.00
           15          12-Oct-03                0     565,251.02       565,251.02   120,974,000.00
           16          12-Nov-03                0     565,251.02       565,251.02   120,974,000.00
           17          12-Dec-03                0     565,251.02       565,251.02   120,974,000.00
           18          12-Jan-04                0     565,251.02       565,251.02   120,974,000.00
           19          12-Feb-04                0     565,251.02       565,251.02   120,974,000.00
           20          12-Mar-04                0     565,251.02       565,251.02   120,974,000.00
           21          12-Apr-04                0     565,251.02       565,251.02   120,974,000.00
           22          12-May-04                0     565,251.02       565,251.02   120,974,000.00
           23          12-Jun-04                0     565,251.02       565,251.02   120,974,000.00
           24          12-Jul-04                0     565,251.02       565,251.02   120,974,000.00
           25          12-Aug-04                0     565,251.02       565,251.02   120,974,000.00
           26          12-Sep-04                0     565,251.02       565,251.02   120,974,000.00
           27          12-Oct-04                0     565,251.02       565,251.02   120,974,000.00
           28          12-Nov-04                0     565,251.02       565,251.02   120,974,000.00
           29          12-Dec-04                0     565,251.02       565,251.02   120,974,000.00
           30          12-Jan-05                0     565,251.02       565,251.02   120,974,000.00
           31          12-Feb-05                0     565,251.02       565,251.02   120,974,000.00
           32          12-Mar-05                0     565,251.02       565,251.02   120,974,000.00
           33          12-Apr-05                0     565,251.02       565,251.02   120,974,000.00
           34          12-May-05                0     565,251.02       565,251.02   120,974,000.00
           35          12-Jun-05                0     565,251.02       565,251.02   120,974,000.00
           36          12-Jul-05                0     565,251.02       565,251.02   120,974,000.00
           37          12-Aug-05                0     565,251.02       565,251.02   120,974,000.00
           38          12-Sep-05                0     565,251.02       565,251.02   120,974,000.00
           39          12-Oct-05                0     565,251.02       565,251.02   120,974,000.00
           40          12-Nov-05                0     565,251.02       565,251.02   120,974,000.00
           41          12-Dec-05                0     565,251.02       565,251.02   120,974,000.00
           42          12-Jan-06                0     565,251.02       565,251.02   120,974,000.00
           43          12-Feb-06                0     565,251.02       565,251.02   120,974,000.00
           44          12-Mar-06                0     565,251.02       565,251.02   120,974,000.00
           45          12-Apr-06                0     565,251.02       565,251.02   120,974,000.00
           46          12-May-06                0     565,251.02       565,251.02   120,974,000.00
           47          12-Jun-06                0     565,251.02       565,251.02   120,974,000.00
           48          12-Jul-06                0     565,251.02       565,251.02   120,974,000.00
           49          12-Aug-06                0     565,251.02       565,251.02   120,974,000.00
           50          12-Sep-06                0     565,251.02       565,251.02   120,974,000.00
           51          12-Oct-06                0     565,251.02       565,251.02   120,974,000.00
           52          12-Nov-06                0     565,251.02       565,251.02   120,974,000.00
           53          12-Dec-06                0     565,251.02       565,251.02   120,974,000.00
           54          12-Jan-07                0     565,251.02       565,251.02   120,974,000.00
           55          12-Feb-07                0     565,251.02       565,251.02   120,974,000.00
           56          12-Mar-07                0     565,251.02       565,251.02   120,974,000.00
           57          12-Apr-07                0     565,251.02       565,251.02   120,974,000.00
           58          12-May-07                0     565,251.02       565,251.02   120,974,000.00
           59          12-Jun-07                0     565,251.02       565,251.02   120,974,000.00
           60          12-Jul-07                0     565,251.02       565,251.02   120,974,000.00
           61          12-Aug-07                0     565,251.02       565,251.02   120,974,000.00
           62          12-Sep-07                0     565,251.02       565,251.02   120,974,000.00
           63          12-Oct-07                0     565,251.02       565,251.02   120,974,000.00
           64          12-Nov-07                0     565,251.02       565,251.02   120,974,000.00
           65          12-Dec-07                0     565,251.02       565,251.02   120,974,000.00
           66          12-Jan-08                0     565,251.02       565,251.02   120,974,000.00
           67          12-Feb-08                0     565,251.02       565,251.02   120,974,000.00
           68          12-Mar-08                0     565,251.02       565,251.02   120,974,000.00
           69          12-Apr-08                0     565,251.02       565,251.02   120,974,000.00
           70          12-May-08                0     565,251.02       565,251.02   120,974,000.00
           71          12-Jun-08                0     565,251.02       565,251.02   120,974,000.00
           72          12-Jul-08                0     565,251.02       565,251.02   120,974,000.00
           73          12-Aug-08                0     565,251.02       565,251.02   120,974,000.00
           74          12-Sep-08                0     565,251.02       565,251.02   120,974,000.00
           75          12-Oct-08                0     565,251.02       565,251.02   120,974,000.00
           76          12-Nov-08     9,916,960.07     565,251.02    10,482,211.09   111,057,039.93
           77          12-Dec-08     1,363,512.32     518,914.02     1,882,426.34   109,693,527.60
           78          12-Jan-09     1,187,816.08     512,543.01     1,700,359.09   108,505,711.52
           79          12-Feb-09     1,195,335.68     506,992.94     1,702,328.62   107,310,375.84
           80          12-Mar-09     1,753,582.02     501,407.73     2,254,989.75   105,556,793.82
           81          12-Apr-09     1,213,994.45     493,214.12     1,707,208.57   104,342,799.37
           82          12-May-09     1,404,634.02     487,541.73     1,892,175.75   102,938,165.36
           83          12-Jun-09     1,230,569.29     480,978.58     1,711,547.87   101,707,596.07
           84          12-Jul-09     1,420,775.92     475,228.74     1,896,004.67   100,286,820.14
           85          12-Aug-09     1,247,351.64     468,590.17     1,715,941.81    99,039,468.50
           86          12-Sep-09     1,255,248.83     462,761.92     1,718,010.74    97,784,219.67
           87          12-Oct-09     1,444,810.85     456,896.77     1,901,707.62    96,339,408.83
           88          12-Nov-09     1,272,340.20     450,145.89     1,722,486.08    95,067,068.63
           89          12-Dec-09    33,457,649.24     444,200.88    33,901,850.11    61,609,419.39
           90          12-Jan-10     1,238,498.02     287,870.01     1,526,368.03    60,370,921.38
           91          12-Feb-10     6,712,285.41     282,083.13     6,994,368.54    53,658,635.96
           92          12-Mar-10     1,765,574.71     250,719.98     2,016,294.68    51,893,061.25
           93          12-Apr-10     1,258,656.06     242,470.33     1,501,126.39    50,634,405.20
           94          12-May-10     1,438,710.56     236,589.26     1,675,299.82    49,195,694.64
           95          12-Jun-10     1,275,741.96     229,866.88     1,505,608.84    47,919,952.68
           96          12-Jul-10     1,455,350.26     223,905.98     1,679,256.24    46,464,602.42
           97          12-Aug-10     1,293,041.96     217,105.85     1,510,147.81    45,171,560.46
           98          12-Sep-10     1,301,234.58     211,064.12     1,512,298.70    43,870,325.88
           99          12-Oct-10     1,480,177.17     204,984.10     1,685,161.26    42,390,148.71
          100          12-Nov-10     1,318,854.04     198,067.97     1,516,922.01    41,071,294.67
          101          12-Dec-10     1,497,336.50     191,905.62     1,689,242.12    39,573,958.18
          102          12-Jan-11     1,336,694.28     184,909.32     1,521,603.60    38,237,263.89
          103          12-Feb-11     3,850,915.00     178,663.62     4,029,578.62    34,386,348.89
          104          12-Mar-11     9,758,105.60     160,670.22     9,918,775.81    24,628,243.30
          105          12-Apr-11     1,342,823.60     115,075.47     1,457,899.06    23,285,419.70
          106          12-May-11     1,517,605.63     108,801.12     1,626,406.75    21,767,814.07
          107          12-Jun-11     5,462,259.87     101,710.11     5,563,969.98    16,305,554.20
          108          12-Jul-11     3,710,062.47      76,187.70     3,786,250.17    12,595,491.73
          109          12-Aug-11    12,595,491.73      58,852.44    12,654,344.16                0

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - PRICE/YIELD - CLASS XP

--------------------------------------------------------------------------------
Balance           $993,674,000.00    Delay                       11
Coupon                  1.7209499    Dated                 7/1/2002
Settle                   07/11/02    First Payment        8/12/2002
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
              PRICE                                              100CPY, 0 FOR 18 THEN         100CPY, 0 FOR 18 THEN
                                                                  7.25 CDR ON TOP 55%        10 CDR ON TOP 55% COUPONS
                                           100 CPY                      COUPONS
                                            Yield                        Yield                         Yield
------------------------------------------------------------------------------------------------------------------------------
             7.2596                         5.6002                       5.5712                        5.5003
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
            Spread @ Center Price              135                          132                           125
------------------------------------------------------------------------------------------------------------------------------
                              WAL            5.760                        5.760                         5.760
                         Mod Durn            2.857                        2.855                         2.853
                    Mod Convexity            0.132                        0.131                         0.131
               Benchmark Maturity             5.76                         5.76                          5.76
   Total Collat Group Liquidation             0.00(0.00%)        238,799,501.71(22.06%)        302,565,337.73(27.95%)
                Total Collat Loss             0.00(0.00%)         84,267,334.65 (7.78%)        106,756,116.65 (9.86%)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                              2YR                 2.916                         2.916                         2.845
                              5YR                 4.139                         4.139                         4.037
                             10YR                 4.873                         4.873                         4.768
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                           Prepay               100 CPY                       100 CPY                       100 CPY
                          Default                                              CUSTOM                        CUSTOM
                    Loss Severity                                                 35%                           35%
                Servicer Advances                                                100%                          100%
                  Liquidation Lag                                                   6                             6
              Optional Redemption              Call (Y)                      Call (Y)                      Call (Y)
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
              PRICE                        100CPY, 0 FOR 18 THEN         100CPY, 0 FOR 18 THEN
                                            13.25 CDR ON TOP 55%          17.3 CDR ON TOP 55%
                                                  COUPONS                       COUPONS
                                                   Yield                         Yield
---------------------------------------------------------------------------------------------------
             7.2596                                5.3871                        5.1786
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
            Spread @ Center Price                     114                            93
---------------------------------------------------------------------------------------------------
                              WAL                   5.760                         5.750
                         Mod Durn                   2.850                         2.845
                    Mod Convexity                   0.131                         0.131
               Benchmark Maturity                    5.76                          5.75
   Total Collat Group Liquidation          363,526,547.04(33.58%)        421,867,737.39(38.97%)
                Total Collat Loss          128,247,317.60(11.85%)        148,803,465.46(13.74%)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                              2YR                         2.845                         2.845
                              5YR                         4.037                         4.037
                             10YR                         4.768                         4.768
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                           Prepay                       100 CPY                       100 CPY
                          Default                        CUSTOM                        CUSTOM
                    Loss Severity                           35%                           35%
                Servicer Advances                          100%                          100%
                  Liquidation Lag                             6                             6
              Optional Redemption                      Call (Y)                      Call (Y)
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

MLMT 2002-MW1

-------------------------------------------
CUTOFF DATE                        7/1/2002
BOND SETTLEMENT                   7/11/2002
FIRST PAY                         8/12/2002
-------------------------------------------


------------------------------------------------------------------------------------------------------------------------
MLMT 2002-MW1                                                      TIME PERIOD
CLASS              RATING     BALANCE                    1-12       %            13-24       %           25-36       %
A1                 AAA       67,917,000.00      27,708,000.00     41%                -      0%               -      0%
A2                 AAA       97,857,000.00      97,857,000.00    100%    82,926,000.00     85%   41,426,000.00     42%
A3                 AAA      120,974,000.00     120,974,000.00    100%   120,974,000.00    100%  120,974,000.00    100%
A4                 AAA      559,033,000.00     559,033,000.00    100%   559,033,000.00    100%  559,033,000.00    100%
B                  AA        41,951,000.00      41,951,000.00    100%    41,951,000.00    100%   41,951,000.00    100%
C                  A         46,011,000.00      46,011,000.00    100%    46,011,000.00    100%   46,011,000.00    100%
D                  A-        10,826,000.00      10,826,000.00    100%    10,826,000.00    100%   10,826,000.00    100%
E                  BBB+      18,945,000.00      18,945,000.00    100%    18,945,000.00    100%   18,945,000.00    100%
F                  BBB       17,592,000.00      17,592,000.00    100%    17,592,000.00    100%   17,592,000.00    100%
G                  BBB-      17,593,000.00      17,593,000.00    100%    17,593,000.00    100%   17,593,000.00    100%
H                  BB+       18,945,000.00      18,945,000.00    100%    18,945,000.00    100%   18,945,000.00    100%
J                  BB        16,239,000.00      16,239,000.00    100%    16,239,000.00    100%   16,239,000.00    100%
K                  BB-        5,413,000.00
L                  B+         8,120,000.00
M                  B         13,532,000.00
N                  B-         5,413,000.00
O                  NR        16,239,757.39
------------------------------------------------------------------------------------------------------------------------

                                               993,674,000.00           951,035,000.00          909,535,000.00
----------------------------------------------------------------------------------------------------------------------
MLMT 2002-MW1                                              TIME PERIOD
CLASS                         37-48        %           49-60       %            61-72       %           73-84
A1                                -       0%               -      0%                       0%                      0%
A2                                        0%               -      0%                -      0%               -      0%
A3                   115,000,000.00      95%   21,000,000.00     17%                       0%                      0%
A4                   559,033,000.00     100%  559,033,000.00    100%   528,900,000.00     95%     483,000,000     86%
B                     41,951,000.00     100%   41,951,000.00    100%    41,951,000.00    100%      41,951,000    100%
C                     46,011,000.00     100%   46,011,000.00    100%    46,011,000.00    100%      46,011,000    100%
D                     10,826,000.00     100%   10,826,000.00    100%    10,826,000.00    100%      10,826,000    100%
E                     18,945,000.00     100%   18,945,000.00    100%    18,945,000.00    100%      18,945,000    100%
F                     17,592,000.00     100%   17,592,000.00    100%    17,592,000.00    100%       9,274,000     53%
G                     17,593,000.00     100%   17,593,000.00    100%     6,000,000.00     34%                      0%
H                     18,945,000.00     100%    4,000,000.00     21%
J                      3,200,000.00      20%
K
L
M
N
O
----------------------------------------------------------------------------------------------------------------------

                     849,096,000.00           736,951,000.00           670,225,000.00          610,007,000.00


UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - PRICE/YIELD - CLASS XC

--------------------------------------------------------------------------------
Balance          $1,082,600,757.39      Delay                       11
Coupon                    0.185073      Dated                 7/1/2002
Settle                    07/11/02      First Payment        8/12/2002
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           PRICE                 0 CPY, 0 CDR       100 CPY, 0 CDR      100 CPY, 0 FOR 24 THEN 1 CDR    100 CPY, 0 FOR 24 THEN 2 CDR
                                    Yield                Yield                      Yield                          Yield
------------------------------------------------------------------------------------------------------------------------------------
         3.041365                  10.3529               9.4636                     8.5184                         7.5624
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         Spread @ Center Price         571                  485                        393                            300
------------------------------------------------------------------------------------------------------------------------------------
                           WAL       8.650                8.430                      8.260                          8.110
                      Mod Durn       5.566                5.510                      5.535                          5.563
                 Mod Convexity       0.401                0.393                      0.397                          0.402
            Benchmark Maturity        8.65                 8.43                       8.26                           8.11
Total Collat Group Liquidation        0.00(0.00%)          0.00(0.00%)       60,027,048.33(5.54%)          116,882,529.74(10.80%)
             Total Collat Loss        0.00(0.00%)          0.00(0.00%)       21,354,729.45(1.97%)           41,577,928.27 (3.84%)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           2YR            2.777                2.777                      2.777                           2.777
                           5YR            3.982                3.982                      3.982                           3.982
                          10YR            4.730                4.730                      4.730                           4.730
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        Prepay            0 CPY              100 CPY                      0 CPY                           0 CPY
                       Default                                 0 CDR        0 for 24 then 1 CDR             0 for 24 then 2 CDR
                 Loss Severity                                                              35%                             35%
             Servicer Advances                                                             100%                            100%
               Liquidation Lag                                                               12                              12
           Optional Redemption         Call (Y)             Call (Y)                   Call (Y)                        Call (Y)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
           PRICE                100 CPY, 0 FOR 24 THEN 3 CDR    100 CPY, 1 CDR          100 CPY, 2 CDR           100 CPY, 3 CDR

------------------------------------------------------------------------------------------------------------------------------------
         3.041365                           6.6056                   7.6320                  5.7659                   3.8610
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         Spread @ Center Price                 206                      306                     124                      -63
------------------------------------------------------------------------------------------------------------------------------------
                           WAL               7.950                    8.140                   7.860                    7.600
                      Mod Durn               5.594                    5.651                   5.812                    5.996
                 Mod Convexity               0.407                    0.412                   0.433                    0.458
            Benchmark Maturity                7.95                     8.14                    7.86                     7.60
Total Collat Group Liquidation      170,711,533.45(15.77%)    79,960,103.03(7.39%)   154,298,401.49(14.25%)   223,372,962.37(20.63%)
             Total Collat Loss       60,721,533.08 (5.61%)    28,402,262.44(2.62%)    54,801,824.30 (5.06%)    79,326,560.08 (7.33%)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           2YR                     2.777                   2.777                    2.777                    2.777
                           5YR                     3.982                   3.982                    3.982                    3.982
                          10YR                     4.730                   4.730                    4.730                    4.730
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        Prepay                     0 CPY                   0 CPY                    0 CPY                    0 CPY
                       Default       0 for 24 then 3 CDR                   1 CDR                    2 CDR                    3 CDR
                 Loss Severity                       35%                     35%                      35%                      35%
             Servicer Advances                      100%                    100%                     100%                     100%
               Liquidation Lag                        12                      12                       12                       12
           Optional Redemption                  Call (Y)                Call (Y)                 Call (Y)                 Call (Y)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - PRICE/YIELD - CLASS XP

--------------------------------------------------------------------------------
Balance           $993,674,000.00       Delay                      11
Coupon                  1.8321498       Dated                7/1/2002
Settle                   07/11/02       First Payment       8/12/2002
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                              100 CPY, 0 FOR 18         100 CPY, 0 FOR 18
                                        100 CPY                  THEN 6 CDR                 THEN 7 CDR
          PRICE                          Yield                      Yield                     Yield
----------------------------------------------------------------------------------------------------------------
         7.916568                       5.4980                     5.4979                    5.4979
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         Spread @ Center Price             135                        135                       135
----------------------------------------------------------------------------------------------------------------
                           WAL           5.760                      5.760                     5.760
                      Mod Durn           2.864                      2.864                     2.864
                 Mod Convexity           0.132                      0.132                     0.132
            Benchmark Maturity            5.76                       5.76                      5.76
Total Collat Group Liquidation            0.00(0.00%)      359,836,071.78(33.24%)    407,294,048.77(37.62%)
             Total Collat Loss            0.00(0.00%)      126,917,660.04(11.72%)    143,650,215.17(13.27%)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                           2YR                2.845                       2.845                     2.845
                           5YR                4.037                       4.037                     4.037
                          10YR                4.768                       4.768                     4.768
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                        Prepay              100 CPY                     100 CPY                   100 CPY
                       Default                              0 FOR 18 THEN 6 CDR       0 FOR 18 THEN 7 CDR
                 Loss Severity                                              35%                       35%
             Servicer Advances                                             100%                      100%
               Liquidation Lag                                                6                         6
           Optional Redemption             Call (Y)                    Call (Y)                  Call (Y)
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
          PRICE                           100 CPY, 0 FOR 18          100 CPY, 0 FOR 18
                                              THEN 8 CDR                THEN 9 CDR
                                                Yield                      Yield
-------------------------------------------------------------------------------------------
         7.916568                              5.4862                     5.3770
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
         Spread @ Center Price                    134                        123
-------------------------------------------------------------------------------------------
                           WAL                  5.760                      5.730
                      Mod Durn                  2.863                      2.859
                 Mod Convexity                  0.132                      0.131
            Benchmark Maturity                   5.76                       5.73
Total Collat Group Liquidation         451,701,787.50(41.72%)     493,235,125.24(45.56%)
             Total Collat Loss         159,305,612.99(14.72%)     173,946,025.22(16.07%)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                           2YR                        2.845                      2.845
                           5YR                        4.037                      4.037
                          10YR                        4.768                      4.768
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                        Prepay                      100 CPY                    100 CPY
                       Default          0 FOR 18 THEN 8 CDR        0 FOR 18 THEN 9 CDR
                 Loss Severity                          35%                        35%
             Servicer Advances                         100%                       100%
               Liquidation Lag                            6                          6
           Optional Redemption                     Call (Y)                   Call (Y)
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - PRICE/YIELD - CLASS XP

--------------------------------------------------------------------------------
Balance           $993,674,000.00     Delay                         11
Coupon                  1.8321498     Dated                   7/1/2002
Settle                   07/11/02     First Payment          8/12/2002
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
           PRICE                                              100CPY, 0 FOR 18 3 CDR        100CPY, 0 FOR 18 4 CDR
                                         100 CPY                    EQUIVALENT                    EQUIVALENT
                                          Yield                        Yield                         Yield
---------------------------------------------------------------------------------------------------------------------------
         7.916568                        5.4980                       3.5145                        2.2842
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
         Spread @ Center Price              135                          -68                          -189
---------------------------------------------------------------------------------------------------------------------------
                           WAL            5.760                        5.640                         5.470
                      Mod Durn            2.864                        2.926                         2.969
                 Mod Convexity            0.132                        0.138                         0.142
            Benchmark Maturity             5.76                         5.64                          5.47
Total Collat Group Liquidation             0.00(0.00%)        237,142,948.30(21.90%)        303,764,415.26(28.06%)
             Total Collat Loss             0.00(0.00%)         83,627,465.70 (7.72%)        107,066,631.57 (9.89%)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                           2YR                 2.845                         2.845                         2.845
                           5YR                 4.037                         4.037                         4.037
                          10YR                 4.768                         4.768                         4.768
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                        Prepay               100 CPY                       100 CPY                       100 CPY
                       Default                                              CUSTOM                        CUSTOM
                 Loss Severity                                                 35%                           35%
             Servicer Advances                                                100%                          100%
               Liquidation Lag                                                   6                             6
           Optional Redemption              Call (Y)                      Call (Y)                      Call (Y)
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
           PRICE                       100CPY, 0 FOR 18 5 CDR          100CPY, 0 FOR 18 6 CDR
                                             EQUIVALENT                      EQUIVALENT
                                                Yield                           Yield
---------------------------------------------------------------------------------------------------
         7.916568                              0.7746                         -1.1493
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
         Spread @ Center Price                   -337                            -525
---------------------------------------------------------------------------------------------------
                           WAL                  5.260                           4.990
                      Mod Durn                  3.010                           3.040
                 Mod Convexity                  0.147                           0.151
            Benchmark Maturity                   5.26                            4.99
Total Collat Group Liquidation         364,649,526.35(33.68%)          423,138,056.06(39.09%)
             Total Collat Loss         128,476,560.12(11.87%)          149,046,318.10(13.77%)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                           2YR                        2.845                           2.845
                           5YR                        4.037                           4.037
                          10YR                        4.768                           4.768
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                        Prepay                      100 CPY                         100 CPY
                       Default                       CUSTOM                          CUSTOM
                 Loss Severity                          35%                             35%
             Servicer Advances                         100%                            100%
               Liquidation Lag                            6                               6
           Optional Redemption                     Call (Y)                        Call (Y)
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the


Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

CMBS PAC IO STRESS TESTS

18 mos CDR delay, 6 mos advancing, 35% severity, 100% CPR after LO/YM/Def

Base Scenarios 1-4:            6-9% CDR

Tsy Scenarios 5-8:             (only needed if YM predominates) Tsys up 400bps,
                               6-9% CDR

WAC Drift Scenarios 9-12:      default loans by WAC sorted order (top WAC on
                               down), such that CDR cumulates to 3-6% CDR equivalent

CMBS PAC IO STRUCTURAL QUESTIONS

What tranches and percentage of tranches back the PAC IO?
SEE ATTACHED FILE - `PAC IO STRIPS'

What is the WAC cushion in bps.?  3 BPS

How is it throughout the deal life: Is it dynamically or statically stabilized? STATISTICALLY TO 100 CPY, 6 CDR

                               Are initial static tests run at 0% CPR and at 100% CPR (after LO/YM/Def)?


Any other structural issues that make this PAC IO different than your last one?

Thank you for the good work!

Paul Geyer (908) 903-3758 / Chubb Corporation

pgeyer@chubb.com
----------------
fax (908) 903-5020

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - PRICE/YIELD - CLASS XP

--------------------------------------------------------------------------------
Balance           $993,674,000.00    Delay                       11
Coupon                  1.8321498    Dated                 7/1/2002
Settle                   07/11/02    First Payment        8/12/2002
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                              100 CPY, 0 FOR 18         100 CPY, 0 FOR 18
          PRICE                         100 CPY                  THEN 6 CDR                 THEN 7 CDR
                                         Yield                      Yield                     Yield
-----------------------------------------------------------------------------------------------------------------
         7.916568                       5.4980                     5.4979                     5.4979
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
         Spread @ Center Price             135                        135                        135
-----------------------------------------------------------------------------------------------------------------
                           WAL           5.760                      5.760                      5.760
                      Mod Durn           2.864                      2.864                      2.864
                 Mod Convexity           0.132                      0.132                      0.132
            Benchmark Maturity            5.76                       5.76                       5.76
Total Collat Group Liquidation            0.00(0.00%)      359,836,071.78(33.24%)     407,294,048.77(37.62%)
             Total Collat Loss            0.00(0.00%)      126,917,660.04(11.72%)     143,650,215.17(13.27%)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                           2YR                2.845                       2.845                      2.845
                           5YR                4.037                       4.037                      4.037
                          10YR                4.768                       4.768                      4.768
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                        Prepay              100 CPY                     100 CPY                    100 CPY
                       Default                              0 FOR 18 THEN 6 CDR        0 FOR 18 THEN 7 CDR
                 Loss Severity                                              35%                        35%
             Servicer Advances                                             100%                       100%
               Liquidation Lag                                                6                          6
           Optional Redemption             Call (Y)                    Call (Y)                   Call (Y)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                        100 CPY, 0 FOR 18         100 CPY, 0 FOR 18
          PRICE                             THEN 8 CDR                THEN 9 CDR
                                              Yield                      Yield
-----------------------------------------------------------------------------------------
         7.916568                             5.4862                     5.3770
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
         Spread @ Center Price                   134                        123
-----------------------------------------------------------------------------------------
                           WAL                 5.760                      5.730
                      Mod Durn                 2.863                      2.859
                 Mod Convexity                 0.132                      0.131
            Benchmark Maturity                  5.76                       5.73
Total Collat Group Liquidation        451,701,787.50(41.72%)     493,235,125.24(45.56%)
             Total Collat Loss        159,305,612.99(14.72%)     173,946,025.22(16.07%)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                           2YR                       2.845                      2.845
                           5YR                       4.037                      4.037
                          10YR                       4.768                      4.768
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                        Prepay                     100 CPY                    100 CPY
                       Default         0 FOR 18 THEN 8 CDR        0 FOR 18 THEN 9 CDR
                 Loss Severity                         35%                        35%
             Servicer Advances                        100%                       100%
               Liquidation Lag                           6                          6
           Optional Redemption                    Call (Y)                   Call (Y)
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

MLMT 2002-MW1

-------------------------------------------
CUTOFF DATE                        7/1/2002
BOND SETTLEMENT                   7/11/2002
FIRST PAY                         8/12/2002
-------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
MLMT 2002-MW1                                  TIME PERIOD
CLASS             RATING        BALANCE                   1-12         %            13-24       %           25-36        %
A1                AAA        286,748,000.00     246,539,000.00       86%   203,900,000.00     71%  162,400,000.00      57%
A2                AAA        559,033,000.00     559,033,000.00      100%   559,033,000.00    100%  559,033,000.00     100%
B                 AA          41,951,000.00      41,951,000.00      100%    41,951,000.00    100%   41,951,000.00     100%
C                 A           46,011,000.00      46,011,000.00      100%    46,011,000.00    100%   46,011,000.00     100%
D                 A-          10,826,000.00      10,826,000.00      100%    10,826,000.00    100%   10,826,000.00     100%
E                 BBB+        18,945,000.00      18,945,000.00      100%    18,945,000.00    100%   18,945,000.00     100%
F                 BBB         17,592,000.00      17,592,000.00      100%    17,592,000.00    100%   17,592,000.00     100%
G                 BBB-        17,593,000.00      17,593,000.00      100%    17,593,000.00    100%   17,593,000.00     100%
H                 BB+         18,945,000.00      18,945,000.00      100%    18,945,000.00    100%   18,945,000.00     100%
J                 BB          16,239,000.00      16,239,000.00      100%    16,239,000.00    100%   16,239,000.00     100%
K                 BB-          5,413,000.00
L                 B+           8,120,000.00
M                 B           13,532,000.00
N                 B-           5,413,000.00
O                 NR          16,239,757.39
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
MLMT 2002-MW1
CLASS                       37-48         %           49-60         %            61-72       %         73-84    73-84
A1                 115,000,000.00       40%   21,000,000.00        7%
A2                 559,033,000.00      100%  559,033,000.00      100%   528,900,000.00     95%   483,000,000      86%
B                   41,951,000.00      100%   41,951,000.00      100%    41,951,000.00    100%    41,951,000     100%
C                   46,011,000.00      100%   46,011,000.00      100%    46,011,000.00    100%    46,011,000     100%
D                   10,826,000.00      100%   10,826,000.00      100%    10,826,000.00    100%    10,826,000     100%
E                   18,945,000.00      100%   18,945,000.00      100%    18,945,000.00    100%    18,945,000     100%
F                   17,592,000.00      100%   17,592,000.00      100%    17,592,000.00    100%     9,274,000      53%
G                   17,593,000.00      100%   17,593,000.00      100%     6,000,000.00     34%                     0%
H                   18,945,000.00      100%    4,000,000.00       21%
J                    3,200,000.00       20%
K
L
M
N
O
----------------------------------------------------------------------------------------------------------------------

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - PRICE/YIELD - CLASS XC

--------------------------------------------------------------------------------
Balance             $1,082,600,757.39    Delay                    11
Coupon                      0.1937243    Dated              7/1/2002
Settle                       07/11/02    First Payment     8/12/2002
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
              PRICE                       0 CPY, 0 CDR              100 CPY, 0 CDR                100 CPY, 2 CDR
                                             Yield                      Yield                         Yield
---------------------------------------------------------------------------------------------------------------------------
             3.181765                      10.2780                     9.3874                        5.5233
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
             Spread @ Center Price             571                        485                           107
---------------------------------------------------------------------------------------------------------------------------
                               WAL           8.650                      8.430                         7.830
                          Mod Durn           5.589                      5.533                         5.876
                     Mod Convexity           0.404                      0.395                         0.440
                Benchmark Maturity            8.65                       8.43                          7.83
    Total Collat Group Liquidation            0.00(0.00%)                0.00(0.00%)         158,932,829.81(14.68%)
                 Total Collat Loss            0.00(0.00%)                0.00(0.00%)          69,096,176.90 (6.38%)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                               2YR                2.845                      2.845                          2.845
                               5YR                4.037                      4.037                          4.037
                              10YR                4.768                      4.768                          4.768
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                            Prepay                0 CPY                    100 CPY                          0 CPY
                           Default                                                                          2 CDR
                     Loss Severity                                                                            43%
                 Servicer Advances                                                                           100%
                   Liquidation Lag                                                                              9
               Optional Redemption             Call (Y)                   Call (Y)                       Call (Y)
---------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
              PRICE                        100 CPY, 0.71 FOR 12 THEN 0.53 CDR         100 CPY, 1.5 FOR 12 THEN 1.13 CDR
                                                         Yield                                      Yield
-----------------------------------------------------------------------------------------------------------------------------
             3.181765                                   8.2953                                     7.0441
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
             Spread @ Center Price                         378                                        256
-----------------------------------------------------------------------------------------------------------------------------
                               WAL                       8.250                                      8.060
                          Mod Durn                       5.629                                      5.746
                     Mod Convexity                       0.408                                      0.423
                Benchmark Maturity                        8.25                                       8.06
    Total Collat Group Liquidation               46,326,885.50(4.28%)                       96,384,862.83(8.90%)
                 Total Collat Loss               20,139,942.47(1.86%)                       41,899,950.75(3.87%)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                               2YR                            2.845                                      2.845
                               5YR                            4.037                                      4.037
                              10YR                            4.768                                      4.768
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                            Prepay                            0 CPY                                      0 CPY
                           Default        0.71 for 12 then 0.53 CDR                   1.5 for 12 then 1.13 CDR
                     Loss Severity                              43%                                        43%
                 Servicer Advances                             100%                                       100%
                   Liquidation Lag                                9                                          9
               Optional Redemption                         Call (Y)                                   Call (Y)
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

MLMT 2002-MW1

-------------------------------------------
CUTOFF DATE                        7/1/2002
BOND SETTLEMENT                   7/11/2002
FIRST PAY                         8/12/2002
-------------------------------------------

---------------------------------------------------------------------------------------------------------------------
MLMT 2002-MW1                                        TIME PERIOD
CLASS                 RATING      BALANCE                      1-12           13-24           25-36           37-48
A1                    AAA          286,748,000.00    246,539,000.00  203,900,000.00  162,400,000.00  115,000,000.00
A2                    AAA          559,033,000.00    559,033,000.00  559,033,000.00  559,033,000.00  559,033,000.00
B                     AA            41,951,000.00     41,951,000.00   41,951,000.00   41,951,000.00   41,951,000.00
C                     A             46,011,000.00     46,011,000.00   46,011,000.00   46,011,000.00   46,011,000.00
D                     A-            10,826,000.00     10,826,000.00   10,826,000.00   10,826,000.00   10,826,000.00
E                     BBB+          18,945,000.00     18,945,000.00   18,945,000.00   18,945,000.00   18,945,000.00
F                     BBB           17,592,000.00     17,592,000.00   17,592,000.00   17,592,000.00   17,592,000.00
G                     BBB-          17,593,000.00     17,593,000.00   17,593,000.00   17,593,000.00   17,593,000.00
H                     BB+           18,945,000.00     18,945,000.00   18,945,000.00   18,945,000.00   18,945,000.00
J                     BB            16,239,000.00     16,239,000.00   16,239,000.00   16,239,000.00    3,200,000.00
K                     BB-            5,413,000.00
L                     B+             8,120,000.00
M                     B             13,532,000.00
N                     B-             5,413,000.00
O                     NR            16,239,757.39
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------
MLMT 2002-MW1
CLASS                         49-60            61-72           73-84
A1                    21,000,000.00
A2                   559,033,000.00   528,900,000.00  483,000,000.00
B                     41,951,000.00    41,951,000.00   41,951,000.00
C                     46,011,000.00    46,011,000.00   46,011,000.00
D                     10,826,000.00    10,826,000.00   10,826,000.00
E                     18,945,000.00    18,945,000.00   18,945,000.00
F                     17,592,000.00    17,592,000.00    9,274,000.00
G                     17,593,000.00     6,000,000.00
H                      4,000,000.00
J
K
L
M
N
O
---------------------------------------------------------------------

MLMT 2002-MW1

-------------------------------------------
CUTOFF DATE                        7/1/2002
BOND SETTLEMENT                   7/11/2002
FIRST PAY                         8/12/2002
-------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
MLMT 2002-MW1                                                TIME PERIOD
CLASS                 RATING              BALANCE                      1-12           13-24           25-36           37-48
A1                    AAA                  286,748,000.00    246,539,000.00  203,900,000.00  162,400,000.00  115,000,000.00
A2                    AAA                  559,033,000.00    559,033,000.00  559,033,000.00  559,033,000.00  559,033,000.00
B                     AA                    41,951,000.00     41,951,000.00   41,951,000.00   41,951,000.00   41,951,000.00
C                     A                     46,011,000.00     46,011,000.00   46,011,000.00   46,011,000.00   46,011,000.00
D                     A-                    10,826,000.00     10,826,000.00   10,826,000.00   10,826,000.00   10,826,000.00
E                     BBB+                  18,945,000.00     18,945,000.00   18,945,000.00   18,945,000.00   18,945,000.00
F                     BBB                   17,592,000.00     17,592,000.00   17,592,000.00   17,592,000.00   17,592,000.00
G                     BBB-                  17,593,000.00     17,593,000.00   17,593,000.00   17,593,000.00   17,593,000.00
H                     BB+                   18,945,000.00     18,945,000.00   18,945,000.00   18,945,000.00   18,945,000.00
J                     BB                    16,239,000.00     16,239,000.00   16,239,000.00   16,239,000.00    3,200,000.00
K                     BB-                    5,413,000.00
L                     B+                     8,120,000.00
M                     B                     13,532,000.00
N                     B-                     5,413,000.00
O                     NR                    16,239,757.39
-----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------
MLMT 2002-MW1
CLASS                          49-60            61-72           73-84
A1                     21,000,000.00
A2                    559,033,000.00   528,900,000.00  483,000,000.00
B                      41,951,000.00    41,951,000.00   41,951,000.00
C                      46,011,000.00    46,011,000.00   46,011,000.00
D                      10,826,000.00    10,826,000.00   10,826,000.00
E                      18,945,000.00    18,945,000.00   18,945,000.00
F                      17,592,000.00    17,592,000.00    9,274,000.00
G                      17,593,000.00     6,000,000.00
H                       4,000,000.00
J
K
L
M
N
O
----------------------------------------------------------------------

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - PRICE/YIELD - CLASS XP

--------------------------------------------------------------------------------
Balance             $993,674,000.00      Delay                      11
Coupon                    1.8912367      Dated                7/1/2002
Settle                     07/11/02      First Payment       8/12/2002
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
          PRICE                  100 CPY, 0 CDR          100 CPY, 2 CDR          100 CPY, 4 CDR          100 CPY, 6 CDR
                                      Yield                  Yield                   Yield                   Yield
-----------------------------------------------------------------------------------------------------------------------------
         6.916568                   10.3817                 10.3817                 10.3816                 10.3816
         7.016568                    9.8427                  9.8427                  9.8427                  9.8427
         7.116568                    9.3162                  9.3162                  9.3162                  9.3161
         7.216568                    8.8016                  8.8016                  8.8016                  8.8016
         7.316568                    8.2986                  8.2985                  8.2985                  8.2985
         7.416568                    7.8065                  7.8065                  7.8065                  7.8064
         7.516568                    7.3251                  7.3251                  7.3250                  7.3250
         7.616568                    6.8539                  6.8539                  6.8538                  6.8538
         7.716568                    6.3925                  6.3925                  6.3925                  6.3925
         7.816568                    5.9407                  5.9407                  5.9406                  5.9406
         7.916568                    5.4980                  5.4980                  5.4979                  5.4979
         8.016568                    5.0641                  5.0641                  5.0641                  5.0641
         8.116568                    4.6388                  4.6388                  4.6388                  4.6388
         8.216568                    4.2218                  4.2217                  4.2217                  4.2217
         8.316568                    3.8126                  3.8126                  3.8126                  3.8126
         8.416568                    3.4112                  3.4112                  3.4112                  3.4112
         8.516568                    3.0173                  3.0173                  3.0172                  3.0172
         8.616568                    2.6305                  2.6305                  2.6305                  2.6305
         8.716568                    2.2508                  2.2507                  2.2507                  2.2507
         8.816568                    1.8777                  1.8777                  1.8777                  1.8777
         8.916568                    1.5113                  1.5113                  1.5112                  1.5112
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
         Spread @ Center Price          135                     135                     135                     135
-----------------------------------------------------------------------------------------------------------------------------
                           WAL        5.760                   5.760                   5.760                   5.760
                      Mod Durn        2.864                   2.864                   2.864                   2.864
                 Mod Convexity        0.132                   0.132                   0.132                   0.132
            Benchmark Maturity         5.76                    5.76                    5.76                    5.76
Total Collat Group Liquidation         0.00(0.00%)   154,298,401.49(14.25%)  287,521,833.51(26.56%)  402,300,287.16(37.16%)
             Total Collat Loss         0.00(0.00%)    54,801,824.30 (5.06%)  102,097,168.82 (9.43%)  142,824,977.96(13.19%)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                           2YR             2.845                    2.845                   2.845                   2.845
                           5YR             4.037                    4.037                   4.037                   4.037
                          10YR             4.768                    4.768                   4.768                   4.768
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                        Prepay           100 CPY                  100 CPY                 100 CPY                 100 CPY
                       Default                                      2 CDR                   4 CDR                   6 CDR
                 Loss Severity               35%                      35%                     35%                     35%
             Servicer Advances              100%                     100%                    100%                    100%
               Liquidation Lag                12                       12                      12                      12
           Optional Redemption          Call (Y)                 Call (Y)                Call (Y)                Call (Y)
-----------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
          PRICE                      100 CPY, 7 CDR            100 CPY, 8 CDR            100 CPY, 9 CDR         100 CPY, 10 CDR
                                          Yield                     Yield                    Yield                   Yield
------------------------------------------------------------------------------------------------------------------------------------
         6.916568                       10.2821                    9.9739                    9.5035                  8.9446
         7.016568                        9.7427                    9.4333                    8.9615                  8.4015
         7.116568                        9.2157                    8.9052                    8.4321                  7.8709
         7.216568                        8.7007                    8.3891                    7.9147                  7.3524
         7.316568                        8.1972                    7.8844                    7.4089                  6.8455
         7.416568                        7.7047                    7.3909                    6.9142                  6.3497
         7.516568                        7.2229                    6.9080                    6.4302                  5.8647
         7.616568                        6.7513                    6.4354                    5.9565                  5.3900
         7.716568                        6.2896                    5.9727                    5.4927                  4.9253
         7.816568                        5.8374                    5.5195                    5.0384                  4.4701
         7.916568                        5.3944                    5.0755                    4.5934                  4.0242
         8.016568                        4.9602                    4.6404                    4.1573                  3.5873
         8.116568                        4.5345                    4.2139                    3.7298                  3.1589
         8.216568                        4.1171                    3.7956                    3.3106                  2.7389
         8.316568                        3.7077                    3.3853                    2.8994                  2.3269
         8.416568                        3.3060                    2.9827                    2.4960                  1.9227
         8.516568                        2.9117                    2.5876                    2.1001                  1.5261
         8.616568                        2.5247                    2.1998                    1.7114                  1.1367
         8.716568                        2.1446                    1.8189                    1.3297                  0.7543
         8.816568                        1.7713                    1.4449                    0.9549                  0.3788
         8.916568                        1.4045                    1.0774                    0.5866                  0.0099
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         Spread @ Center Price              125                        94                        47                      -8
------------------------------------------------------------------------------------------------------------------------------------
                           WAL            5.730                     5.660                     5.560                   5.460
                      Mod Durn            2.862                     2.856                     2.849                   2.844
                 Mod Convexity            0.132                     0.131                     0.131                   0.130
            Benchmark Maturity             5.73                      5.66                      5.56                    5.46
Total Collat Group Liquidation   453,514,266.24(41.89%)    500,973,072.50(46.27%)    544,928,228.33(50.34%)  585,616,417.81(54.09%)
             Total Collat Loss   160,990,731.60(14.87%)    177,820,086.13(16.43%)    193,402,761.03(17.86%)  207,823,168.37(19.20%)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           2YR                  2.845                     2.845               2.845                   2.845
                           5YR                  4.037                     4.037               4.037                   4.037
                          10YR                  4.768                    4.7675               4.768                  4.7675
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        Prepay                100 CPY                   100 CPY             100 CPY                 100 CPY
                       Default                  7 CDR                     8 CDR               9 CDR                  10 CDR
                 Loss Severity                    35%                       35%                 35%                     35%
             Servicer Advances                   100%                      100%                100%                    100%
               Liquidation Lag                     12                        12                  12                      12
           Optional Redemption               Call (Y)                  Call (Y)            Call (Y)                Call (Y)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - PRICE/YIELD - CLASS XP

--------------------------------------------------------------------------------
Balance          $993,674,000.00    Delay                     11
Coupon                 1.8912367    Dated               7/1/2002
Settle                  07/11/02    First Payment      8/12/2002
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
              PRICE                       0 CPR, 0 CDR              25 CPR*, 0 CDR             50 CPR*, 0 CDR
                                             Yield                      Yield                      Yield
-------------------------------------------------------------------------------------------------------------------------
             6.916568                       10.3818                    10.3820                    10.3821
             7.016568                        9.8429                     9.8430                     9.8432
             7.116568                        9.3163                     9.3165                     9.3167
             7.216568                        8.8018                     8.8019                     8.8021
             7.316568                        8.2987                     8.2988                     8.2990
             7.416568                        7.8066                     7.8068                     7.8069
             7.516568                        7.3252                     7.3254                     7.3255
             7.616568                        6.8540                     6.8542                     6.8543
             7.716568                        6.3927                     6.3928                     6.3930
             7.816568                        5.9408                     5.9410                     5.9411
             7.916568                        5.4981                     5.4983                     5.4984
             8.016568                        5.0643                     5.0644                     5.0646
             8.116568                        4.6390                     4.6391                     4.6392
             8.216568                        4.2219                     4.2220                     4.2222
             8.316568                        3.8128                     3.8129                     3.8131
             8.416568                        3.4114                     3.4115                     3.4117
             8.516568                        3.0174                     3.0176                     3.0177
             8.616568                        2.6307                     2.6308                     2.6309
             8.716568                        2.2509                     2.2510                     2.2512
             8.816568                        1.8779                     1.8780                     1.8782
             8.916568                        1.5114                     1.5116                     1.5117
-------------------------------------------------------------------------------------------------------------------------
* POST LOCKOUT & DEFEASANCE, PREPAY PERMITTED DURING YM

-------------------------------------------------------------------------------------------------------------------------
             Spread @ Center Price              135                        135                        135
-------------------------------------------------------------------------------------------------------------------------
                               WAL            5.760                      5.760                      5.760
                          Mod Durn            2.864                      2.864                      2.864
                     Mod Convexity            0.132                      0.132                      0.132
                Benchmark Maturity             5.76                       5.76                       5.76
    Total Collat Group Liquidation             0.00(0.00%)                0.00(0.00%)                0.00(0.00%)
                 Total Collat Loss             0.00(0.00%)                0.00(0.00%)                0.00(0.00%)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                               2YR                 2.845                      2.845                      2.845
                               5YR                 4.037                      4.037                      4.037
                              10YR                 4.768                      4.768                      4.768
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                            Prepay                 0 CPR                     25 CPR                     50 CPR
               Optional Redemption              Call (Y)                   Call (Y)                   Call (Y)
-------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
              PRICE                           75 CPR*, 0 CDR            100 CPR*, 0 CDR
                                                  Yield                      Yield
----------------------------------------------------------------------------------------------
             6.916568                            10.3823                    10.3824
             7.016568                             9.8433                     9.8434
             7.116568                             9.3168                     9.3169
             7.216568                             8.8022                     8.8023
             7.316568                             8.2991                     8.2992
             7.416568                             7.8071                     7.8071
             7.516568                             7.3256                     7.3257
             7.616568                             6.8544                     6.8545
             7.716568                             6.3931                     6.3932
             7.816568                             5.9412                     5.9413
             7.916568                             5.4985                     5.4986
             8.016568                             5.0647                     5.0648
             8.116568                             4.6394                     4.6394
             8.216568                             4.2223                     4.2224
             8.316568                             3.8132                     3.8132
             8.416568                             3.4118                     3.4118
             8.516568                             3.0178                     3.0179
             8.616568                             2.6311                     2.6311
             8.716568                             2.2513                     2.2513
             8.816568                             1.8783                     1.8783
             8.916568                             1.5118                     1.5119
----------------------------------------------------------------------------------------------
* POST LOCKOUT & DEFEASANCE, PREPAY PERMITTED DURING YM

----------------------------------------------------------------------------------------------
             Spread @ Center Price                   135                        135
----------------------------------------------------------------------------------------------
                               WAL                 5.760                      5.760
                          Mod Durn                 2.864                      2.864
                     Mod Convexity                 0.132                      0.132
                Benchmark Maturity                  5.76                       5.76
    Total Collat Group Liquidation                  0.00(0.00%)                0.00(0.00%)
                 Total Collat Loss                  0.00(0.00%)                0.00(0.00%)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                               2YR                      2.845                      2.845
                               5YR                      4.037                      4.037
                              10YR                      4.768                      4.768
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                            Prepay                     75 CPR                    100 CPR
               Optional Redemption                   Call (Y)                   Call (Y)
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - PRICE/YIELD - CLASS XP

--------------------------------------------------------------------------------
Balance           $993,674,000.00    Delay                           11
Coupon                  1.8912367    Dated                     7/1/2002
Settle                   07/11/02    First Payment            8/12/2002
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          PRICE                      100 CPY, 0 CDR          100 CPY, 2 CDR           100 CPY, 4 CDR           100 CPY, 6 CDR
                                          Yield                  Yield                    Yield                    Yield
------------------------------------------------------------------------------------------------------------------------------------
         7.167054                       10.1674                 10.1674                  10.1674                  10.1674
         7.267054                        9.6480                  9.6480                   9.6480                   9.6480
         7.367054                        9.1402                  9.1402                   9.1402                   9.1402
         7.467054                        8.6435                  8.6435                   8.6435                   8.6435
         7.567054                        8.1575                  8.1575                   8.1575                   8.1575
         7.667054                        7.6818                  7.6818                   7.6818                   7.6818
         7.767054                        7.2161                  7.2161                   7.2161                   7.2161
         7.867054                        6.7599                  6.7599                   6.7599                   6.7599
         7.967054                        6.3130                  6.3130                   6.3130                   6.3130
         8.067054                        5.8750                  5.8750                   5.8750                   5.8750
         8.167054                        5.4457                  5.4457                   5.4457                   5.4457
         8.267054                        5.0246                  5.0246                   5.0246                   5.0246
         8.367054                        4.6116                  4.6116                   4.6116                   4.6116
         8.467054                        4.2063                  4.2063                   4.2063                   4.2063
         8.567054                        3.8086                  3.8086                   3.8086                   3.8086
         8.667054                        3.4181                  3.4181                   3.4181                   3.4181
         8.767054                        3.0347                  3.0347                   3.0347                   3.0347
         8.867054                        2.6581                  2.6581                   2.6581                   2.6581
         8.967054                        2.2881                  2.2881                   2.2881                   2.2881
         9.067054                        1.9246                  1.9246                   1.9246                   1.9246
         9.167054                        1.5672                  1.5672                   1.5672                   1.5672
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         Spread @ Center Price              135                     135                      135                      135
------------------------------------------------------------------------------------------------------------------------------------
                           WAL            5.760                   5.760                    5.760                    5.760
                      Mod Durn            2.861                   2.861                    2.861                    2.861
                 Mod Convexity            0.132                   0.132                    0.132                    0.132
            Benchmark Maturity             5.76                    5.76                     5.76                     5.76
Total Collat Group Liquidation             0.00(0.00%)   154,298,401.49(14.25%)   287,521,833.51(26.56%)   402,300,287.16(37.16%)
             Total Collat Loss             0.00(0.00%)    54,801,824.30 (5.06%)   102,097,168.82 (9.43%)   142,824,977.96(13.19%)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           2YR                 2.777                    2.777                    2.777                    2.777
                           5YR                 3.982                    3.982                    3.982                    3.982
                          10YR                 4.730                    4.730                    4.730                    4.730
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        Prepay               100 CPY                  100 CPY                  100 CPY                  100 CPY
                       Default                                          2 CDR                    4 CDR                    6 CDR
                 Loss Severity                   35%                      35%                      35%                      35%
             Servicer Advances                  100%                     100%                     100%                     100%
               Liquidation Lag                    12                       12                       12                       12
           Optional Redemption              Call (Y)                 Call (Y)                 Call (Y)                 Call (Y)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          PRICE                       100 CPY, 7 CDR            100 CPY, 8 CDR            100 CPY, 9 CDR          100 CPY, 10 CDR
                                           Yield                     Yield                    Yield                    Yield
------------------------------------------------------------------------------------------------------------------------------------
         7.167054                        10.0665                    9.7558                    9.2827                   8.7199
         7.267054                         9.5467                    9.2347                    8.7604                   8.1964
         7.367054                         9.0384                    8.7253                    8.2497                   7.6847
         7.467054                         8.5413                    8.2271                    7.7503                   7.1842
         7.567054                         8.0549                    7.7396                    7.2616                   6.6945
         7.667054                         7.5788                    7.2625                    6.7834                   6.2153
         7.767054                         7.1127                    6.7953                    6.3152                   5.7461
         7.867054                         6.6562                    6.3378                    5.8566                   5.2865
         7.967054                         6.2089                    5.8896                    5.4073                   4.8363
         8.067054                         5.7706                    5.4503                    4.9670                   4.3951
         8.167054                         5.3408                    5.0196                    4.5353                   3.9627
         8.267054                         4.9194                    4.5973                    4.1121                   3.5386
         8.367054                         4.5061                    4.1830                    3.6969                   3.1226
         8.467054                         4.1005                    3.7766                    3.2895                   2.7145
         8.567054                         3.7024                    3.3777                    2.8898                   2.3140
         8.667054                         3.3116                    2.9861                    2.4973                   1.9208
         8.767054                         2.9279                    2.6016                    2.1120                   1.5347
         8.867054                         2.5510                    2.2239                    1.7335                   1.1556
         8.967054                         2.1808                    1.8528                    1.3617                   0.7831
         9.067054                         1.8169                    1.4882                    0.9963                   0.4171
         9.167054                         1.4593                    1.1299                    0.6372                   0.0573
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         Spread @ Center Price               125                       94                        47                       -9
------------------------------------------------------------------------------------------------------------------------------------
                           WAL             5.730                     5.660                    5.560                    5.460
                      Mod Durn             2.859                     2.853                    2.847                    2.841
                 Mod Convexity             0.131                     0.131                    0.130                    0.130
            Benchmark Maturity              5.73                      5.66                     5.56                     5.46
Total Collat Group Liquidation    453,514,266.24(41.89%)    500,973,072.50(46.27%)   544,928,228.33(50.34%)   585,616,417.81(54.09%)
             Total Collat Loss    160,990,731.60(14.87%)    177,820,086.13(16.43%)   193,402,761.03(17.86%)   207,823,168.37(19.20%)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           2YR                   2.777                     2.777                    2.777                    2.777
                           5YR                   3.982                     3.982                    3.982                    3.982
                          10YR                   4.730                      4.73                    4.730                     4.73
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        Prepay                 100 CPY                   100 CPY                  100 CPY                  100 CPY
                       Default                   7 CDR                     8 CDR                    9 CDR                   10 CDR
                 Loss Severity                     35%                       35%                      35%                      35%
             Servicer Advances                    100%                      100%                     100%                     100%
               Liquidation Lag                      12                        12                       12                       12
           Optional Redemption                Call (Y)                  Call (Y)                 Call (Y)                 Call (Y)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - PRICE/YIELD - CLASS XP

--------------------------------------------------------------------------------
Balance           $993,674,000.00     Delay                          11
Coupon                   1.837112     Dated                    7/1/2002
Settle                   07/11/02     First Payment           8/12/2002
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
           PRICE                  100 CPY, 0 CDR          100 CPY, 6 CDR          100 CPY, 0 FOR 24 THEN 10 CDR
                                      Yield                    Yield                          Yield
------------------------------------------------------------------------------------------------------------------
         7.941546                   5.4480                   5.4479                         5.4382
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
         SPREAD @ CENTER PRICE         130                      130                            129
------------------------------------------------------------------------------------------------------------------
                           WAL       5.760                    5.760                          5.760
                      Mod Durn       2.865                    2.865                          2.864
                 Mod Convexity       0.132                    0.132                          0.132
            Benchmark Maturity        5.76                     5.76
Total Collat Group Liquidation        0.00(0.00%)    402,300,287.16(37.16%)         473,858,014.29(43.77%)
             Total Collat Loss        0.00(0.00%)    142,824,977.96(13.19%)         168,463,400.74(15.56%)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                           2YR       2.845                    2.845                          2.845
                           5YR       4.037                    4.037                          4.037
                          10YR      4.7675                   4.7675                         4.7675
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                        Prepay     100 CPY                  100 CPY                        100 CPY
                       Default                                6 CDR           0 for 24 then 10 CDR
                 Loss Severity                                  35%                            35%
             Servicer Advances                                 100%                           100%
               Liquidation Lag                                   12                             12
           Optional Redemption    Call (Y)                 Call (Y)                       Call (Y)
------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
           PRICE                     100 CPY, 8 FOR 24 THEN 4 CDR             100 CPY, 5.5 CDR
                                                Yield                               Yield
---------------------------------------------------------------------------------------------------------
         7.941546                             5.4171                              5.4415
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
         SPREAD @ CENTER PRICE                   127                                 129
---------------------------------------------------------------------------------------------------------
                           WAL                 5.750                               5.760
                      Mod Durn                 2.866                               2.864
                 Mod Convexity                 0.132                               0.132
            Benchmark Maturity                  5.75                                5.76
Total Collat Group Liquidation        350,726,979.22(32.40%)              375,202,259.12(34.66%)
             Total Collat Loss        124,417,454.03(11.49%)               95,151,119.84 (8.79%)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                           2YR                 2.845                               2.845
                           5YR                 4.037                               4.037
                          10YR                4.7675                              4.7675
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                        Prepay               100 CPY                             100 CPY
                       Default   8 for 24 then 4 CDR                             5.5 CDR
                 Loss Severity                   35%                                 25%
             Servicer Advances                  100%                                100%
               Liquidation Lag                    12                                  12
           Optional Redemption              Call (Y)                            Call (Y)
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2002-MW1

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Securities, Inc. Deutsche Bank Securities Inc. (collectively, the "Underwriters") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MLMT 02-MW1 - PRICE/YIELD - CLASS XC

--------------------------------------------------------------------------------
Balance          $1,082,600,757.39     Delay                          11
Coupon                   0.1937243     Dated                    7/1/2002
Settle                    07/11/02     First Payment           8/12/2002
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          PRICE                      0 CPY, 0 CDR       100 CPY, 0 CDR    0 CPY, 0 FOR 24 THEN 2 CDR  0 CPY, 0 FOR 24 THEN 3 CDR
                                         Yield              Yield                    Yield                       Yield

------------------------------------------------------------------------------------------------------------------------------------
         3.282657                       9.9317             9.0374                   8.0400                      7.0922
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         Spread @ Center Price             536                450                      352                         260
------------------------------------------------------------------------------------------------------------------------------------
                           WAL           8.650              8.430                    8.300                       8.140
                      Mod Durn           5.602              5.545                    5.656                       5.688
                 Mod Convexity           0.405              0.397                    0.415                       0.420
            Benchmark Maturity            8.65               8.43                     8.30                        8.14
Total Collat Group Liquidation            0.00(0.00%)        0.00(0.00%)    116,882,529.74(10.80%)      170,711,533.45(15.77%)
             Total Collat Loss            0.00(0.00%)        0.00(0.00%)     41,577,928.27 (3.84%)       60,721,533.08 (5.61%)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           2YR                2.845              2.845                     2.845                       2.845
                           5YR                4.037              4.037                     4.037                       4.037
                          10YR                4.768              4.768                     4.768                       4.768
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        Prepay                0 CPY            100 CPY                     0 CPY                       0 CPY
                       Default                                   0 CDR       0 for 24 then 2 CDR         0 for 24 then 3 CDR
                 Loss Severity                                                               35%                         35%
             Servicer Advances                                                              100%                        100%
               Liquidation Lag                                                                12                          12
           Optional Redemption             Call (Y)           Call (Y)                  Call (Y)                    Call (Y)
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------